VANGUARD(R)ASSET ALLOCATION FUND

                               SEMIANNUAL REPORT

                                 MARCH 31, 2002

BALANCED

                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                                    [SHIP LOGOS]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                             10
Performance Summary                                      12
Financial Statements                                     13
Advantages of Vanguard.com                               28
================================================================================

================================================================================
SUMMARY
* During the first half of its 2002 fiscal year, Vanguard Asset Allocation Fund returned 8.1%, 1 percentage point more than the average "flexible" mutual fund and 2.2 percentage points more than the fund's unmanaged benchmark.
* The U.S. stock market rallied as investors recovered from the shock of the September 11 terrorist attacks.
* Your fund's relatively high level of asset- allocation activity during the half-year reflected unusual volatility in the financial markets.
================================================================================

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
During the first six months of its 2002 fiscal year, VANGUARD(R) ASSET ALLOCATION FUND registered a return of 8.1%, 1 percentage point higher than the return of the average "flexible" mutual fund and 2.2 percentage points better than the result of its unmanaged benchmark, a composite index keyed to large-capitalization stocks and long-term U.S. Treasury bonds.

     The results of the Asset Allocation Fund and its comparative standards are presented in the adjacent table. Note that we also present the return for the fund's Admiral(TM) Shares--a lower-cost share class designed to reward large or long-tenured accounts that create economies of scale for all shareholders.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2002
--------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND
  Investor Shares                                                    8.1%
  Admiral Shares                                                     8.2
Average Flexible Fund*                                               7.1
Asset Allocation Composite Index**                                   5.9
================================================================================
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.

     The table at the end of this letter provides details on the two components of your fund's total returns-- its income distributions and the changes in its net asset value.

IN THE MARKETS: STOCKS ROSE, BONDS SAGGED
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 13.5% during the six months ended March 31, as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (as measured by the Russell 1000 Index).

     Growth and value stocks in each size range provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

ECONOMIC GROWTH RESUMED
The rising stock market reflected economic improvement. The economy, after shrinking for the first time in a decade in the third quarter of 2001, expanded in the final three months of the year. Real (inflation-adjusted) gross domestic product grew at an annual rate of 1.7%. By one business group's estimate, the production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."

================================================================================
MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                    SIX         ONE        FIVE
                                                 MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   11.9%        0.9%       10.3%
Russell 2000 Index (Small-caps)                   25.9        14.0         9.5
Wilshire 5000 Index (Entire market)               13.5         2.5         9.8
MSCI EAFE Index (International)                    7.5        -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        0.1%        5.4%        7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index                0.1         3.5         6.2
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          1.1         3.1         4.8
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               0.3%        1.5%        2.2%
================================================================================
*Annualized.

     The Federal Reserve Board provided considerable fuel for the economic recovery. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED
Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

WELL-TIMED TACTICAL SHIFTS
At the start of the six-month period, Vanguard Asset Allocation Fund was positioned aggressively, with 80% of its assets in stocks and just 20% in bonds. In the following months, your fund made five changes to its allocation, at one point trimming stocks to 60% of assets, before finishing the half-year at 70% stocks and 30% bonds. The table below shows the allocation changes made during the period.

     Your fund's relatively high level of activity during the half-year was a reflection of unusual volatility in the financial markets. The relative attractiveness of stocks and bonds seesawed in the face of fast-changing interest rates and reversals in investor sentiment about the stock market.

================================================================================
PORTFOLIO ALLOCATION CHANGES

DATE OF CHANGE                    STOCKS       BONDS      CASH
--------------------------------------------------------------------------------
October 25, 2001                   70%         30%         0%
November 2, 2001                   80          20          0
November 19, 2001                  70          30          0
December 11, 2001                  60          40          0
January 15, 2002                   70          30          0
================================================================================

     In this environment, the Asset Allocation Fund's tactical shifts enhanced shareholder returns. The fund's high allocation to stocks at the beginning of the period allowed it to capitalize on the stock market's October surge, while an early-December shift toward long-term Treasuries positioned the portfolio for a year-end rally in bond prices. Compared with the fixed allocation represented by the composite index, your fund's allocation changes provided an extra 2.2 percentage points of return for the half-year. For more information on the portfolio's positioning during the six months, please see the Report from the Adviser on page 5.

================================================================================
Because of the complexities of tactical asset allocation, this strategy is best left to experienced professionals.
================================================================================

BALANCE, COST, AND PERSISTENCE
Vanguard Asset Allocation Fund takes a disciplined approach to one of the toughest challenges in investing: assessing--and then trying to take advantage of--temporary imbalances in the relative values of stocks, bonds, and cash. There can never be any guarantee of success, but over time the fund's adviser, Mellon Capital Management, has managed to reward shareholders with stock-market-like returns with below-market risk.

     Because of the complexities of tactical asset allocation, this strategy is best left to experienced professionals. You can apply the other contributors to the fund's long-term success--balance and low costs--to your entire investment program with considerable ease.

     A balance of stocks, bonds, and money market funds limits a portfolio's risk, while presenting the opportunity to share in the financial markets' long-term returns. You can make the most of this investment virtue by limiting the amount of return that is consumed by investment costs. Vanguard Asset

Allocation Fund has an expense ratio--annual operating costs as a percentage of average net assets--of just 0.46%, or $4.60 per $1,000 in assets. The average flexible fund charges 1.39%, or three times as much--a cost of $13.90 per $1,000 in assets.

     We advise all investors to develop a mix of low-cost, broadly diversified mutual funds that matches their risk tolerance, financial circumstances, and goals. Once that plan is in place, stick with it. We thank you for entrusting your hard-earned money to us.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 10, 2002



==================================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: SEPTEMBER 30, 2001-MARCH 31, 2002

                                                                          DISTRIBUTIONS PER SHARE
--------------------------------------------------------------------------------------------------
                                     STARTING               ENDING            INCOME       CAPITAL
                                  SHARE PRICE          SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND
Investor Shares                     $20.43               $21.79              $0.290         $0.00
Admiral Shares                       45.88                48.94               0.678          0.00
==================================================================================================

REPORT FROM THE ADVISER
The Investor Shares of VANGUARD ASSET ALLOCATION FUND had a total return of 8.1% for the six months ended March 31, 2002; the Admiral Shares returned 8.2%. The fund's composite index benchmark, which is weighted 65% in large-capitalization stocks and 35% in long-term U.S. Treasury bonds, had a total return of 5.9%, reflecting the 11.0% gain of the Standard & Poor's 500 Index and the -3.6% return of the Lehman Long Treasury Index. Your fund outperformed its benchmark in both quarters of the fiscal half-year.

     The volatility in stock and bond markets during the period afforded several opportunities for tactical asset allocation shifts, which enhanced our performance relative to the benchmark. The fund began the half-year with an aggressive (80%) allocation to stocks, but moved progressively toward a more neutral weighting as stocks rose and bonds fell.

THE INVESTMENT ENVIRONMENT
During the past six months, an economic rebound appeared to be taking hold. In the final quarter of 2001, real gross domestic product, the broadest gauge of U.S. economic activity, increased at an annualized rate of 1.7%. This was the GDP's fastest pace in a year, a notable improvement over the economy's -1.3% contraction during the third quarter. U.S. manufacturing activity picked up in the first quarter of 2002 after enduring an 18-month contraction that was the longest stretch of weakness since the recession of 1990-1991.

     The economic upturn has been confirmed by recent employment reports. The U.S. economy added jobs during March 2002 for the first time since the previous July, and the unemployment rate came down a tick to 5.7% from its six-year high of 5.8% in December. The improvement in economic indicators led stock and bond returns to diverge widely during the six months: The S&P 500 Index outperformed long-term U.S. Treasury bonds by 14.6 percentage points.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the fund to take advantage of them.
================================================================================

     The fund's asset allocation decisions were driven by the spread between expected returns from stocks, bonds, and cash. Movements in the spread were in turn propelled by the sharply contrasting and volatile behavior of the stock and bond markets during the six months. The market swings altered the expected return spread enough to warrant five tactical asset allocation shifts during the period.

OUR SUCCESSES
For  much  of  the  six  months,   the  long-run   expected  returns  on  stocks
substantially exceeded those for bonds and cash. Correspondingly, the fund's tactical asset allocation (TAA) model signaled a consistent overweighting in stocks relative to bonds throughout the period. As noted on page 5, we began the half-year with an aggressive 80% allocation to stocks. The fund maintained this overweighting--with stock mixes ranging between 70% and 80% of assets--during October and November (a month in which the S&P 500 Index outperformed the Lehman Long Treasury Index by 12.4 percentage points). The stock weighting eventually did shrink--in fact, the fund was modestly underweighted in equities from December 11 through January 15. Still, the period was characterized by a heavy commitment to stocks, and this strongly helped performance, as stocks significantly outperformed bonds.

OUR SHORTFALLS
Although Treasuries are unmatched in their liquidity and low total transaction costs, from time to time they underperform other sectors of the bond market. This was the case during the semiannual period, when the prices of Treasuries declined more than those of corporate bonds. As a result, the fund's bond portfolio did not hold up as well as a corporate portfolio might have done.

     Another shortfall--in hindsight--was the fund's modest (30%) allocation to bonds on October 31, when the U.S. Treasury announced it was suspending new issuance of 30-year bonds. The low allocation meant we missed an opportunity to capitalize on the initial surge in Treasury bond prices. Our TAA model overweights bond allocations only when bonds promise attractive risk-adjusted returns relative to stocks and cash--in other words, when bonds appear undervalued. Although the model identifies long-run misvaluations, it cannot predict market shocks such as the Treasury's surprise announcement. (And the model did guide us as we took advantage of the subsequent buying panic by temporarily selling long-term Treasuries, then repurchasing them at substantially lower prices after calm returned to the market.)

OUR PORTFOLIO POSITION
Your fund ended the first half with a modest overweighting in equities relative to its benchmark. On January 15, 2002, the allocation shifted to its present mix of 70% stocks/30% bonds. Our TAA model continues to find stocks attractive relative to bonds on a risk-adjusted basis. Our long-run expected return from equities is approximately 10.3%, while yields on long corporate bonds remain around 6.8%. In light of current valuations, the clear, forward-looking message from the model is that for long-run investors, it is prudent to be modestly overweighted in stocks and modestly underweighted in bonds.

WILLIAM L. FOUSE, CFA
MELLON CAPITAL MANAGEMENT CORPORATION

APRIL 11, 2002

FUND PROFILE                                                AS OF MARCH 31, 2002
 FOR ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 10-11.

================================================================================
TOTAL FUND CHARACTERISTICS
Turnover Rate                  56%*
Expense Ratio
  Investor Shares            0.46%*
  Admiral Shares             0.35%*
Cash Investments               0.7%
================================================================================

================================================================================
TEN LARGEST STOCKS
 (% of equities)
General Electric Co.                     3.6%
(conglomerate)
Microsoft Corp.                          3.1
(software)
ExxonMobil Corp.                         2.9
(oil)
Wal-Mart Stores, Inc.                    2.6
(retail)
Citigroup, Inc.                          2.4
(banking)
Pfizer, Inc.                             2.4
(pharmaceuticals)
Intel Corp.                              2.0
(electronics)
Johnson & Johnson                        1.9
(pharmaceuticals)
American International Group, Inc.       1.8
(insurance)
International Business Machines Corp.    1.7
(computer hardware)
--------------------------------------------------------------------------------
Top Ten                                 24.4%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets        12.8%
================================================================================

================================================================================
TOTAL FUND VOLATILITY MEASURES
                                                       WILSHIRE
                      FUND       S&P 500   FUND            5000
--------------------------------------------------------------------------------
R-Squared             0.89          1.00   0.84            1.00
Beta                  0.58          1.00   0.53            1.00
================================================================================

================================================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                                  WILSHIRE
                                        FUND        S&P 500           5000
--------------------------------------------------------------------------------
Auto & Transportation                   2.0%          2.0%           2.3%
Consumer Discretionary                 13.3          13.3           15.0
Consumer Staples                        8.0           8.0            6.9
Financial Services                     19.9          19.9           21.0
Health Care                            14.1          14.1           13.9
Integrated Oils                         5.7           5.7            3.8
Other Energy                            1.6           1.6            2.2
Materials & Processing                  3.1           3.1            3.5
Producer Durables                       3.5           3.5            3.9
Technology                             15.6          15.6           15.1
Utilities                               7.6           7.6            7.3
Other                                   5.6           5.6            5.1
================================================================================

================================================================================
FUND ASSET ALLOCATION**
  STOCKS                           71%
  BONDS                            28%
  CASH INVESTMENTS                  1%
===============================================================================

 *Annualized.
**Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

================================================================================
EQUITY CHARACTERISTICS

                                                                        WILSHIRE
                                            FUND       S&P 500           5000
--------------------------------------------------------------------------------
Number of Stocks                            501           500          5,948
Median Market Cap                        $55.6B        $55.6B         $32.8B
Price/Earnings Ratio                      30.3x         30.3x          32.6x
Price/Book Ratio                           3.7x          3.7x           3.3x
Dividend Yield                             1.4%          1.4%           1.3%
Return on Equity                          23.3%         23.3%          22.0%
Earnings Growth Rate                      12.0%         12.0%          12.5%
Foreign Holdings                           1.4%          1.4%           0.0%
================================================================================

================================================================================
EQUITY INVESTMENT FOCUS
  MARKET CAP = LARGE
  STYLE = BLEND
================================================================================
FIXED INCOME INVESTMENT FOCUS
  CREDIT QUALITY = TREASURY/AGENCY
  AVERAGE MATURITY = LONG
================================================================================

================================================================================
FIXED INCOME CHARACTERISTICS
                                                       LEHMAN           LEHMAN
                                     FUND              INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Bonds                       40                  43            6,786
Average Coupon                      7.7%                7.7%             6.5%
Average Maturity              20.0 years          19.6 years        8.2 years
Average Quality                 Treasury            Treasury              Aaa
Average Duration              10.7 years          10.6 years        4.6 years
================================================================================


                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

 *Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
 FOR ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
TOTAL INVESTMENT RETURNS (%)                   SEPTEMBER 30, 1991-MARCH 31, 2002
--------------------------------------------------------------------------------
                   ASSET ALLOCATION FUND                   COMPOSITE
                      INVESTOR SHARES                         INDEX*
--------------------------------------------------------------------------------
FISCAL        CAPITAL         INCOME          TOTAL            TOTAL
YEAR           RETURN         RETURN         RETURN           RETURN
--------------------------------------------------------------------------------
1992             7.2%          5.0%           12.2%            12.2%
1993            10.7           4.7            15.4             15.5
1994            -5.2           3.1            -2.1             -1.5
1995            23.6           5.0            28.6             27.4
1996            11.1           4.2            15.3             13.9
1997            24.7           4.7            29.4             30.4
================================================================================

                   ASSET ALLOCATION FUND                   COMPOSITE
                      INVESTOR SHARES                         INDEX*
--------------------------------------------------------------------------------
FISCAL        CAPITAL         INCOME          TOTAL            TOTAL
YEAR           RETURN         RETURN         RETURN           RETURN
--------------------------------------------------------------------------------
1998            11.5%          3.7%           15.2%            14.2%
1999            10.5           4.2            14.7             14.4
2000             7.0           4.4            11.4             12.4
2001           -16.6           3.1           -13.5            -13.8
2002**           6.7           1.4             8.1              5.9
================================================================================
 *65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Six months ended March 31, 2002.
Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

                                          ONE     FIVE           TEN YEARS
                       INCEPTION DATE    YEAR    YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
 Investor Shares      11/3/1988          4.31%  10.53%    8.37%   4.01%  12.38%
 Admiral Shares       8/13/2001         -0.76*     --       --      --      --
================================================================================
*Return since inception.

FINANCIAL STATEMENTS
  MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market value order and bonds divided into government and industry categories. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                        MARKET
                                                                        VALUE*
ASSET ALLOCATION FUND                              SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (52.7%)(1)
================================================================================
  General Electric Co.                          4,258,400       $      159,477
* Microsoft Corp.                               2,307,400              139,159
  ExxonMobil Corp.                              2,928,040              128,336
  Wal-Mart Stores, Inc.                         1,913,100              117,254
  Citigroup, Inc.                               2,192,661              108,581
  Pfizer, Inc.                                  2,701,525              107,359
  Intel Corp.                                   2,880,700               87,602
  Johnson & Johnson                             1,304,894               84,753
  American International
   Group, Inc.                                  1,122,354               80,967
  International Business
    Machines Corp.                                745,600               77,542
  Merck & Co., Inc.                               983,000               56,601
  The Coca-Cola Co.                             1,066,400               55,730
  SBC Communications Inc.                       1,443,914               54,060
* Cisco Systems, Inc.                           3,134,900               53,074
  Verizon Communications Inc.                   1,160,632               52,983
  Royal Dutch Petroleum Co. ADR                   921,400               50,050
  Procter & Gamble Co.                            554,944               49,995
  Philip Morris Cos., Inc.                        939,700               49,494
  Home Depot, Inc.                                999,400               48,581
  Bank of America Corp.                           684,788               46,579
* AOL Time Warner Inc.                          1,901,300               44,966
  ChevronTexaco Corp.                             457,958               41,340
  PepsiCo, Inc.                                   755,810               38,924
  Wyeth                                           563,900               37,020
* Viacom Inc. Class B                             764,408               36,974

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
  Eli Lilly & Co.                                 481,600       $       36,698
  Wells Fargo Co.                                 735,710               36,344
  Abbott Laboratories                             661,400               34,790
  Fannie Mae                                      430,600               34,396
  Bristol-Myers Squibb Co.                        833,260               33,739
* Oracle Corp.                                  2,409,900               30,847
  J.P. Morgan Chase & Co.                         854,768               30,472
  BellSouth Corp.                                 804,100               29,639
* Dell Computer Corp.                           1,121,300               29,277
  Morgan Stanley Dean
   Witter & Co.                                   477,100               27,343
  Tyco International Ltd.                         845,795               27,336
* Amgen, Inc.                                     448,200               26,749
  Pharmacia Corp.                                 560,257               25,256
  Texas Instruments, Inc.                         745,800               24,686
  Medtronic, Inc.                                 520,800               23,545
  AT&T Corp.                                    1,481,277               23,256
  American Express Co.                            563,335               23,074
  Wachovia Corp.                                  597,132               22,142
  E.I. du Pont de Nemours & Co.                   444,067               20,938
  Bank One Corp.                                  496,135               20,729
  The Walt Disney Co.                             897,000               20,703
  Anheuser-Busch Cos., Inc.                       383,428               20,015
  Merrill Lynch & Co., Inc.                       360,200               19,948
  Schering-Plough Corp.                           627,600               19,644
  Minnesota Mining &
   Manufacturing Co.                              169,700               19,517
* Applied Materials, Inc.                         349,400               18,962

================================================================================
                                                                        MARKET
                                                                        VALUE*
ASSET ALLOCATION FUND                              SHARES                (000)
--------------------------------------------------------------------------------
  Freddie Mac                                     297,100       $       18,827
  U.S. Bancorp                                    819,577               18,498
  The Boeing Co.                                  375,486               18,117
  Walgreen Co.                                    437,200               17,134
  Target Corp.                                    386,836               16,680
  Fifth Third Bancorp                             244,312               16,486
  FleetBoston Financial Corp.                     464,523               16,258
  Automatic Data Processing, Inc.                 266,400               15,523
  Gillette Co.                                    455,300               15,485
  McDonald's Corp.                                554,400               15,385
  United Technologies Corp.                       203,300               15,085
  Hewlett-Packard Co.                             839,800               15,066
  Baxter International, Inc.                      252,600               15,035
  First Data Corp.                                169,900               14,824
  Kimberly-Clark Corp.                            228,192               14,753
  Schlumberger Ltd.                               248,200               14,599
  General Motors Corp.                            236,004               14,266
  Lowe's Cos., Inc.                               328,000               14,265
  MBNA Corp.                                      368,250               14,203
  Unilever NV ADR                                 247,842               14,077
  ALCOA Inc.                                      370,936               13,999
  Colgate-Palmolive Co.                           240,900               13,767
  Washington Mutual, Inc.                         412,211               13,657
  Cardinal Health, Inc.                           191,225               13,556
  Marsh & McLennan Cos., Inc.                     119,250               13,444
  Motorola, Inc.                                  946,220               13,436
  Honeywell International Inc.                    347,150               13,285
  The Bank of New York Co., Inc.                  314,200               13,203
* Clear Channel
   Communications, Inc.                           255,200               13,120
  Ford Motor Co.                                  782,308               12,900
* Comcast Corp.-Special Class A                   404,000               12,847
  Dow Chemical Co.                                389,517               12,745
* Sun Microsystems, Inc.                        1,404,500               12,388
  Duke Energy Corp.                               323,862               12,242
* QUALCOMM Inc.                                   323,800               12,188
  Allstate Corp.                                  314,754               11,888
  Electronic Data Systems Corp.                   200,600               11,633
  Household International, Inc.                   199,488               11,331
* EMC Corp.                                       943,924               11,252
  Emerson Electric Co.                            185,000               10,617
  Lockheed Martin Corp.                           184,382               10,617
* AT&T Wireless Services Inc.                   1,168,289               10,456
* Kohl's Corp.                                    145,100               10,324
  UnitedHealth Group Inc.                         134,700               10,294
  HCA Inc.                                        231,345               10,198
  Phillips Petroleum Co.                          160,380               10,072
  Metropolitan Life Insurance Co.                 319,000               10,048
* Safeway, Inc.                                   215,900                9,720
  El Paso Corp.                                   217,798                9,590
  Illinois Tool Works, Inc.                       132,200                9,565
* Tenet Healthcare Corp.                          137,900                9,242
  International Paper Co.                         206,410                8,878

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
  Sysco Corp.                                     293,900       $        8,764
  Caterpillar, Inc.                               150,300                8,545
  Gannett Co., Inc.                               112,200                8,538
  SunTrust Banks, Inc.                            125,600                8,381
* WorldCom Inc.-WorldCom Group                  1,238,166                8,345
  General Dynamics Corp.                           87,300                8,202
  Carnival Corp.                                  250,700                8,185
* Micron Technology, Inc.                         247,600                8,146
  Mellon Financial Corp.                          205,400                7,926
  Conoco Inc.                                     269,239                7,856
* Maxim Integrated Products, Inc.                 141,000                7,855
  National City Corp.                             254,982                7,843
  Southern Co.                                    295,800                7,836
  State Street Corp.                              141,400                7,831
  Charles Schwab Corp.                            597,375                7,820
  PNC Financial Services Group                    126,600                7,785
* Costco Wholesale Corp.                          193,312                7,698
  Compaq Computer Corp.                           733,648                7,667
* The Kroger Co.                                  344,500                7,634
* Veritas Software Corp.                          174,100                7,631
  General Mills, Inc.                             155,700                7,606
  ALLTEL Corp.                                    134,800                7,488
  Exelon Corp.                                    139,925                7,412
  Waste Management, Inc.                          269,810                7,352
  Omnicom Group Inc.                               76,200                7,193
  NIKE, Inc. Class B                              119,400                7,165
  Harley-Davidson, Inc.                           129,700                7,150
* FedEx Corp.                                     122,920                7,142
  Sears, Roebuck & Co.                            138,900                7,121
* Cendant Corp.                                   364,734                7,003
  Sara Lee Corp.                                  337,000                6,996
* Analog Devices, Inc.                            155,000                6,981
* Best Buy Co., Inc.                               87,800                6,954
* Agilent Technologies, Inc.                      197,347                6,899
* Concord EFS, Inc.                               206,200                6,856
  USA Education Inc.                               70,100                6,856
  Lucent Technologies, Inc.                     1,447,571                6,847
  Lehman Brothers Holdings, Inc.                  105,200                6,800
  The Hartford Financial
   Services Group Inc.                             99,000                6,744
  Dominion Resources, Inc.                        103,278                6,730
  AFLAC Inc.                                      226,300                6,676
  CIGNA Corp.                                      65,800                6,671
  BB&T Corp.                                      172,900                6,589
* Immunex Corp.                                   216,000                6,536
  Union Pacific Corp.                             105,100                6,531
  American Electric Power Co., Inc.               141,360                6,515
  Paychex, Inc.                                   161,050                6,394
  H.J. Heinz Co.                                  151,400                6,283
  Southwest Airlines Co.                          321,850                6,228
* Forest Laboratories, Inc.                        75,700                6,185
  Nortel Networks Corp.                         1,372,040                6,160
  Anadarko Petroleum Corp.                        109,033                6,154

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
  Linear Technology Corp.                         138,700       $        6,133
* Siebel Systems, Inc.                            186,208                6,072
  Tribune Co.                                     131,902                5,996
  Raytheon Co.                                    144,600                5,936
  TXU Corp.                                       108,341                5,906
  Qwest Communications
   International Inc.                             717,672                5,899
  CVS Corp.                                       171,400                5,884
  Kellogg Co.                                     174,700                5,865
* Guidant Corp.                                   134,900                5,844
  Sprint Corp.                                    381,800                5,838
  Weyerhaeuser Co.                                 92,100                5,789
  Albertson's, Inc.                               173,636                5,754
  Northern Trust Corp.                             94,700                5,692
  The McGraw-Hill Cos., Inc                        83,400                5,692
* Xilinx, Inc.                                    142,300                5,672
  ConAgra Foods, Inc.                             230,700                5,594
  The Gap, Inc.                                   371,337                5,585
  The Chubb Corp.                                  75,600                5,526
  Capital One Financial Corp.                      86,500                5,523
  Computer Associates
   International, Inc.                            252,200                5,521
  Interpublic Group of Cos., Inc.                 160,300                5,495
  Baker Hughes, Inc.                              143,260                5,480
  Avon Products, Inc.                              99,800                5,421
  Alcan Inc.                                      134,850                5,344
  Masco Corp.                                     191,100                5,246
* KLA-Tencor Corp.                                 78,400                5,214
  Equity Office Properties
   Trust REIT                                     173,500                5,203
  Wm. Wrigley Jr. Co.                              97,000                5,171
  Progressive Corp. of Ohio                        30,700                5,115
  Stryker Corp.                                    84,700                5,110
  Air Products & Chemicals, Inc.                   98,600                5,093
  Burlington Northern
   Santa Fe Corp.                                 167,896                5,067
  KeyCorp                                         186,300                4,965
  Loews Corp.                                      83,300                4,880
  John Hancock Financial
   Services, Inc.                                 126,300                4,823
  Williams Cos., Inc.                             203,700                4,799
  TJX Cos., Inc.                                  119,200                4,769
  Deere & Co.                                     104,000                4,737
  Marriott International, Inc.
   Class A                                        105,000                4,720
  Campbell Soup Co.                               175,600                4,706
  McKesson Corp.                                  125,165                4,685
  XL Capital Ltd. Class A                          50,000                4,667
  Ace, Ltd.                                       111,000                4,629
  FirstEnergy Corp.                               133,259                4,608
  Progress Energy, Inc.                            91,154                4,561
  Occidental Petroleum Corp.                      156,300                4,556
  FPL Group, Inc.                                  76,000                4,526

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
* Yahoo! Inc.                                     244,600       $        4,518
* PeopleSoft, Inc.                                122,000                4,457
  Comerica, Inc.                                   71,050                4,446
  Golden West Financial Corp.                      70,000                4,445
  Danaher Corp.                                    62,500                4,439
  May Department Stores Co.                       127,300                4,436
  Pitney Bowes, Inc.                              103,600                4,434
  Franklin Resources Corp.                        105,600                4,427
* Boston Scientific Corp.                         176,000                4,416
  St. Paul Cos., Inc.                              96,056                4,404
  The Clorox Co.                                  100,400                4,380
  Transocean Sedco Forex Inc.                     130,007                4,320
  Lincoln National Corp.                           84,200                4,271
  Newmont Mining Corp.
   (Holding Company)                              151,246                4,188
  Hershey Foods Corp.                              60,900                4,174
  Adobe Systems, Inc.                             103,400                4,166
  Northrop Grumman Corp.                           36,700                4,149
  PPG Industries, Inc.                             75,400                4,140
* Sprint PCS                                      399,900                4,115
  Entergy Corp.                                    94,600                4,107
  Dynegy, Inc.                                    140,200                4,066
* Bed Bath & Beyond, Inc.                         120,400                4,063
  Unocal Corp.                                    103,539                4,033
  Archer-Daniels-Midland Co.                      288,072                4,013
  Public Service Enterprise
   Group, Inc.                                     87,300                3,998
  Becton, Dickinson & Co.                         105,900                3,995
  Barrick Gold Corp.                              215,164                3,993
  Praxair, Inc.                                    66,500                3,977
* Staples, Inc.                                   198,600                3,966
  Consolidated Edison Inc.                         94,200                3,948
  Rohm & Haas Co.                                  93,339                3,945
  Norfolk Southern Corp.                          163,200                3,907
* PG&E Corp.                                      163,600                3,854
  Delphi Corp.                                    240,218                3,841
  Synovus Financial Corp.                         125,750                3,833
  Eastman Kodak Co.                               122,700                3,825
  Marathon Oil Corp.                              132,600                3,819
  Xcel Energy, Inc.                               150,095                3,805
  Aon Corp.                                       107,925                3,777
  SouthTrust Corp.                                142,800                3,770
  Mattel, Inc.                                    180,687                3,766
* Tricon Global Restaurants, Inc.                  64,000                3,762
* Altera Corp.                                    170,800                3,735
* Fiserv, Inc.                                     80,550                3,704
* Broadcom Corp.                                  102,500                3,680
* Starbucks Corp.                                 159,000                3,678
* Chiron Corp.                                     80,100                3,676
  Newell Rubbermaid, Inc.                         114,609                3,663
  Burlington Resources, Inc.                       91,185                3,656
* Computer Sciences Corp.                          71,800                3,644
  Cintas Corp.                                     72,900                3,635

================================================================================
                                                                        MARKET
                                                                        VALUE*
ASSET ALLOCATION FUND                              SHARES                (000)
--------------------------------------------------------------------------------
  AmSouth Bancorp                                 164,400       $        3,614
  Allergan, Inc.                                   55,600                3,595
* Federated Department
   Stores, Inc.                                    87,400                3,570
  Dover Corp.                                      86,600                3,551
* Genzyme Corp.                                    81,000                3,537
* Wellpoint Health
   Networks Inc. Class A                           55,400                3,527
  CSX Corp.                                        92,100                3,510
* MedImmune Inc.                                   89,000                3,500
  H & R Block, Inc.                                78,300                3,480
* Univision Communications Inc.                    82,800                3,478
  Ingersoll-Rand Co.                               68,750                3,439
  New York Times Co. Class A                       71,500                3,422
  MBIA, Inc.                                       62,550                3,421
  Fortune Brands, Inc.                             69,200                3,416
  Coca-Cola Enterprises, Inc.                     180,900                3,397
* Intuit, Inc.                                     88,300                3,387
  Apache Corp.                                     58,960                3,354
* King Pharmaceuticals, Inc.                       95,466                3,342
* Apple Computer, Inc.                            140,800                3,333
  Jefferson-Pilot Corp.                            66,300                3,320
* AutoZone Inc.                                    47,600                3,277
  Reliant Energy, Inc.                            126,722                3,268
  Equity Residential
   Properties Trust REIT                          113,500                3,262
  MGIC Investment Corp.                            47,500                3,250
* JDS Uniphase Corp.                              548,300                3,229
  The Limited, Inc.                               179,776                3,218
  DTE Energy Co.                                   70,300                3,199
  Johnson Controls, Inc.                           36,200                3,197
  Textron, Inc.                                    62,000                3,168
  Regions Financial Corp.                          92,200                3,167
  The Pepsi Bottling Group, Inc.                  122,000                3,156
  Starwood Hotels & Resorts
   Worldwide, Inc.                                 83,500                3,140
* Biogen, Inc.                                     63,900                3,135
* Lexmark International, Inc.                      54,800                3,133
  Halliburton Co.                                 181,900                3,105
  Amerada Hess Corp.                               38,700                3,071
  Biomet, Inc.                                    112,950                3,056
* Xerox Corp.                                     282,996                3,042
  Charter One Financial, Inc.                      97,434                3,042
  Corning, Inc.                                   398,600                3,037
* Novellus Systems, Inc.                           56,100                3,037
  Cincinnati Financial Corp.                       69,200                3,021
  Georgia Pacific Group                            99,245                2,972
  Avery Dennison Corp.                             48,500                2,960
* Teradyne, Inc.                                   73,800                2,910
  Moody's Corp.                                    70,600                2,902
  Molex, Inc.                                      83,450                2,893
  UST, Inc.                                        74,100                2,885
  UnumProvident Corp.                             102,591                2,865

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
* St. Jude Medical, Inc.                           37,100       $        2,862
* Zimmer Holdings, Inc.                            83,326                2,837
  IMS Health, Inc.                                126,300                2,835
  MeadWestvaco Corp.                               85,498                2,834
  Union Planters Corp.                             59,600                2,824
  Marshall & Ilsley Corp.                          45,100                2,807
* Network Appliance, Inc.                         136,300                2,778
  Genuine Parts Co.                                75,050                2,760
  TRW, Inc.                                        53,200                2,738
  AmerisourceBergen Corp.                          40,000                2,732
  Bear Stearns Co., Inc.                           43,487                2,729
* Sabre Holdings Corp.                             57,519                2,687
  Ambac Financial Group, Inc.                      45,250                2,673
* Nabors Industries, Inc.                          63,000                2,662
* nVIDIA Corp.                                     59,900                2,657
  Devon Energy Corp.                               54,700                2,640
  Kerr-McGee Corp.                                 41,797                2,627
  PPL Corp.                                        65,900                2,610
* National Semiconductor Corp.                     75,400                2,540
  ITT Industries, Inc.                             40,000                2,522
* Office Depot, Inc.                              126,600                2,513
  Eaton Corp.                                      31,000                2,510
  Ecolab, Inc.                                     54,900                2,510
  Ameren Corp.                                     58,400                2,497
* HEALTHSOUTH Corp.                               173,100                2,484
  Family Dollar Stores, Inc.                       73,700                2,470
  RadioShack Corp.                                 82,028                2,464
* Edison International                            146,800                2,459
  PACCAR, Inc.                                     33,340                2,441
  Parker Hannifin Corp.                            48,225                2,406
* Noble Drilling Corp.                             58,100                2,405
  Kinder Morgan, Inc.                              49,500                2,397
  Cinergy Corp.                                    67,018                2,396
  Aetna Inc.                                       61,706                2,395
* Sanmina-SCI Corp.                               203,500                2,391
  W.W. Grainger, Inc.                              42,200                2,373
  Torchmark Corp.                                  58,300                2,349
  Stilwell Financial, Inc.                         95,400                2,336
  Whirlpool Corp.                                  30,900                2,335
* Harrah's Entertainment, Inc.                     52,600                2,328
* LSI Logic Corp.                                 136,800                2,326
  Plum Creek Timber Co. Inc.                       78,000                2,317
  Dollar General Corp.                            141,888                2,310
  Nucor Corp.                                      35,600                2,287
* Robert Half International, Inc.                  77,100                2,276
  Dow Jones & Co., Inc.                            39,000                2,271
  Hilton Hotels Corp.                             157,900                2,258
  J.C. Penney Co., Inc.
   (Holding Company)                              108,700                2,251
  Tiffany & Co.                                    62,200                2,211
  Sempra Energy                                    87,592                2,203
  VF Corp.                                         50,728                2,194
  KeySpan Corp.                                    60,000                2,183

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
* Health Management
   Associates Class A                             105,000       $        2,177
* Advanced Micro Devices, Inc.                    147,800                2,174
  Brown-Forman Corp. Class B                       29,700                2,161
* Solectron Corp.                                 276,700                2,158
  Countrywide Credit
   Industries, Inc.                                48,200                2,157
  Huntington Bancshares Inc.                      107,687                2,121
  Zions Bancorp                                    35,500                2,104
* Mirant Corp.                                    144,614                2,090
  Leggett & Platt, Inc.                            84,200                2,088
  Applied Biosystems Group-
   Applera Corp.                                   92,200                2,061
* BMC Software, Inc.                              105,700                2,056
* AES Corp.                                       228,000                2,052
  Vulcan Materials Co.                             43,100                2,049
  Knight Ridder                                    29,800                2,047
  Sherwin-Williams Co.                             71,800                2,045
  NiSource, Inc.                                   88,773                2,037
  EOG Resources, Inc.                              50,200                2,036
  CenturyTel, Inc.                                 59,650                2,028
* Compuware Corp.                                 156,700                2,023
  T. Rowe Price Group Inc.                         51,800                2,017
  Rockwell Collins, Inc.                           79,800                2,013
  Allegheny Energy, Inc.                           48,000                1,985
  Constellation Energy Group, Inc.                 63,950                1,973
  Darden Restaurants Inc.                          48,200                1,956
* QLogic Corp.                                     39,300                1,946
* Convergys Corp.                                  65,800                1,946
* Tellabs, Inc.                                   178,500                1,869
* Jabil Circuit, Inc.                              79,200                1,864
  Equifax, Inc.                                    62,000                1,854
  SAFECO Corp.                                     57,600                1,846
* NCR Corp.                                        41,100                1,839
  Engelhard Corp.                                  59,050                1,832
  Wendy's International, Inc.                      52,300                1,829
* International Game Technology                    29,200                1,820
* NEXTEL Communications, Inc.                     333,200                1,793
  Black & Decker Corp.                             38,000                1,769
  Delta Air Lines, Inc.                            53,500                1,751
  The Stanley Works                                37,800                1,748
  Placer Dome, Inc.                               139,700                1,711
* AMR Corp.                                        64,300                1,698
  The Goodyear Tire & Rubber Co.                   66,200                1,693
* Unisys Corp.                                    133,600                1,687
  Cooper Industries, Inc.                          40,057                1,680
* Sealed Air Corp.                                 35,315                1,663
  TECO Energy, Inc.                                58,000                1,661
  Pinnacle West Capital Corp.                      36,300                1,646
  Eastman Chemical Co.                             32,850                1,603
  Rockwell Automation, Inc.                        79,800                1,601
* TMP Worldwide, Inc.                              46,000                1,586
  Maytag Corp.                                     35,600                1,575

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
* Thermo Electron Corp.                            75,700       $        1,569
* Inco Ltd.                                        80,098                1,568
* Waters Corp.                                     56,000                1,566
  Scientific-Atlanta, Inc.                         67,800                1,566
  R.R. Donnelley & Sons Co.                        49,900                1,552
  Circuit City Stores, Inc.                        85,900                1,550
  International Flavors &
   Fragrances, Inc.                                44,300                1,549
  Sunoco, Inc.                                     38,567                1,543
  Deluxe Corp.                                     33,300                1,540
* Calpine Corp.                                   119,900                1,523
  Sigma-Aldrich Corp.                              32,300                1,517
* Toys R Us, Inc.                                  83,500                1,500
  SuperValu Inc.                                   57,600                1,486
  Phelps Dodge Corp.                               35,203                1,482
  Goodrich Corp.                                   45,200                1,430
* Pactiv Corp.                                     70,700                1,415
  Ashland, Inc.                                    30,800                1,402
  Dana Corp.                                       65,159                1,399
  C.R. Bard, Inc.                                  23,400                1,382
  Fluor Corp.                                      33,700                1,375
  Nordstrom, Inc.                                  56,100                1,374
* ADC Telecommunications, Inc.                    336,700                1,370
* Citrix Systems, Inc.                             78,700                1,360
  Centex Corp.                                     26,000
  1,350
* Rational Software Corp.                          83,000                1,314
  Alberto-Culver Co. Class B                       24,200                1,307
  Temple-Inland Inc.                               23,000                1,305
* Mercury Interactive Corp.                        34,600                1,303
* Jones Apparel Group, Inc.                        37,200                1,300
* Freeport-McMoRan Copper &
   Gold, Inc. Class B                              73,500                1,295
  Navistar International Corp.                     28,780                1,275
  CMS Energy Corp.                                 55,000                1,245
  Autodesk, Inc.                                   26,500                1,237
  Bemis Co., Inc.                                  22,700                1,234
* Citizens Communications Co.                     114,600                1,232
* American Power Conversion Corp.                  82,800                1,224
  Ball Corp.                                       25,400                1,199
* CIENA Corp.                                     130,000                1,170
  Hasbro, Inc.                                     73,900                1,169
* Conexant Systems, Inc.                           96,200                1,159
  Liz Claiborne, Inc.                              40,600                1,151
* PMC Sierra Inc.                                  70,600                1,149
* Watson Pharmaceuticals, Inc.                     42,300                1,146
  Brunswick Corp.                                  40,000                1,093
  Adolph Coors Co. Class B                         16,100                1,086
  Symbol Technologies, Inc.                        94,950                1,067
* Manor Care, Inc.                                 45,700                1,065
* Allied Waste Industries, Inc.                    81,900                1,065
  Bausch & Lomb, Inc.                              23,800                1,061
  Pall Corp.                                       51,366                1,052
  Dillard's Inc.                                   44,100                1,052

================================================================================
                                                                        MARKET
                                                                        VALUE*
ASSET ALLOCATION FUND                              SHARES                (000)
--------------------------------------------------------------------------------
* Applied Micro Circuits Corp.                    128,000       $        1,024
  Visteon Corp.                                    61,703                1,021
* Tektronix, Inc.                                  43,100                1,020
  Winn-Dixie Stores, Inc.                          61,800                  991
* Palm, Inc.                                      243,115                  970
  Meredith Corp.                                   22,800                  969
  NICOR Inc.                                       20,900                  952
  Pulte Homes, Inc.                                19,800                  947
* Humana Inc.                                      69,800                  944
  Providian Financial Corp.                       124,000                  936
* Comverse Technology, Inc.                        71,400                  905
* Rowan Cos., Inc.                                 38,700                  892
  Ryder System, Inc.                               29,800                  880
  Snap-On Inc.                                     25,850                  880
* Avaya Inc.                                      118,264                  873
* Gateway, Inc.                                   137,900                  872
* Quintiles Transnational Corp.                    48,800                  866
  Millipore Corp.                                  18,800                  832
  Boise Cascade Corp.                              22,900                  830
  Cummins Inc.                                     17,400                  822
  PerkinElmer, Inc.                                43,600                  807
* Vitesse Semiconductor Corp.                      78,700                  771
  Crane Co.                                        27,837                  761
  KB Home                                          17,100                  742
  Cooper Tire & Rubber Co.                         33,400                  723
* Parametric Technology Corp.                     117,700                  711
  Great Lakes Chemical Corp.                       24,100                  679
  United States Steel Corp.                        37,340                  678
  Big Lots Inc.                                    46,700                  656
* Reebok International Ltd.                        24,200                  654
  Allegheny Technologies Inc.                      38,455                  636
* Andrew Corp.                                     36,175                  605
  Peoples Energy Corp.                             15,100                  595
* Hercules, Inc.                                   44,500                  592
  Worthington Industries, Inc.                     38,350                  589
  Tupperware Corp.                                 25,200                  573
* Novell, Inc.                                    143,600                  559
  American Greetings Corp. Class A                 29,800                  541
  Thomas & Betts Corp.                             23,700                  501
* Conseco Inc.                                    135,145                  489
  Louisiana-Pacific Corp.                          45,000                  483
* McDermott International, Inc.                    24,600                  383
* Power-One, Inc.                                  32,300                  264
* Sapient Corp.                                    50,300                  239
* US Airways Group, Inc.                           33,300                  215
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $3,809,223)                                                    4,491,992
--------------------------------------------------------------------------------

================================================================================
                                                     FACE               MARKET
                                                   AMOUNT               VALUE*
                                                    (000)                (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (28.5%)
--------------------------------------------------------------------------------
U.S. Treasury Bonds
      5.25%, 11/15/2028                            21,990        $      19,788
      5.25%, 2/15/2029                             14,960               13,474
      5.50%, 8/15/2028                            104,330               97,244
      6.125%, 11/15/2027                           58,510               59,228
      6.125%, 8/15/2029                           158,840              161,759
      6.25%, 8/15/2023                             19,230               19,692
      6.25%, 5/15/2030                            115,790              120,313
      6.375%, 8/15/2027                            30,550               31,891
      6.50%, 11/15/2026                            58,200               61,593
      6.625%, 2/15/2027                            22,880               24,591
      6.75%, 8/15/2026                             48,630               52,983
(2)   6.875%, 8/15/2025                           197,585              217,936
(2)   7.125%, 2/15/2023                            73,495               82,783
(2)   7.25%, 5/15/2016                             73,340               82,444
      7.25%, 8/15/2022                             72,070               82,160
      7.50%, 11/15/2016                            60,000               68,947
      7.50%, 11/15/2024                            78,900               92,962
      7.625%, 11/15/2022                            3,370                3,992
      7.625%, 2/15/2025                            18,455               22,044
      7.875%, 2/15/2021                            19,740               23,783
(2)   8.00%, 11/15/2021                           106,880              130,862
      8.125%, 8/15/2019                            50,800               62,215
(2)   8.125%, 5/15/2021                            74,835               92,397
      8.50%, 2/15/2020                             55,110               69,897
      8.75%, 5/15/2017                             57,480               73,347
      8.75%, 5/15/2020                             50,000               64,921
      8.75%, 8/15/2020                             45,000               58,438
      8.875%, 8/15/2017                            29,160               37,616
      8.875%, 2/15/2019                            29,390               38,269
      9.00%, 11/15/2018                            63,130               82,885
      9.125%, 5/15/2018                            13,600               17,980
      9.25%, 2/15/2016                              3,000                3,946
      9.875%, 11/15/2015                           22,690               31,158
      10.375%, 11/15/2007                          50,180               62,639
      10.625%, 8/15/2015                           10,000               14,398
      11.25%, 2/15/2015                            79,580              118,585
      11.75%, 11/15/2014                           12,775               17,727
      12.00%, 8/15/2013                            22,080               29,969
      12.50%, 8/15/2014                            39,820               56,789
      13.25%, 5/15/2014                            18,130               26,488
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,486,036)                                                    2,430,133
================================================================================

================================================================================
                                                     FACE               MARKET
                                                   AMOUNT               VALUE*
                                                    (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (19.2%)(1)
================================================================================
Commercial Paper (13.0%)
AIG Funding, Inc.
1.90%, 7/19/2002                              $    25,000       $       24,851
ALCOA, Inc.
1.78%, 4/11/2002                                   25,000               24,988
American Honda Finance Co.
1.77%, 4/19/2002                                   15,100               15,087
1.78%, 4/10/2002                                   12,065               12,060
1.78%, 5/20/2002                                   19,000               18,952
1.79%, 5/6/2002                                    28,000               27,951
1.80%, 4/17/2002                                   23,000               22,982
BP Amoco Corp.
1.75%, 4/5/2002                                   100,000               99,981
Caterpillar Financial Services Ltd.
1.76%, 4/8/2002                                    18,500               18,494
1.78%, 5/6/2002                                    25,000               24,957
Ciesco LP, Inc.
1.75%, 4/4/2002                                    12,000               11,998
1.78%, 4/9/2002                                    50,000               49,980
1.80%, 5/6/2002                                    45,000               44,921
Dow Chemical Co.
1.83%, 4/11/2002                                   20,000               19,990
Duke Energy Co.
1.74%, 4/4/2002                                    30,000               29,996
1.78%, 6/10/2002                                   31,000               30,885
1.81%, 6/5/2002                                    25,000               24,914
1.82%, 5/29/2002                                   18,600               18,544
General Electric Capital Corp.
1.99%, 7/22/2002                                   50,000               49,694
2.09%, 8/19/2002                                   50,000               49,599
Household Finance Co.
1.81%, 4/18/2002                                   38,000               37,968
IBM Credit Corp.
1.79%, 5/28/2002                                   45,000               44,867
International Lease Finance Corp.
1.77%, 4/10/2002                                   26,000               25,989
1.80%, 4/8/2002                                    55,000               54,981
KFW International Finance, Inc.
1.81%, 5/24/2002                                   30,000               29,920
1.81%, 6/24/2002                                   20,000               19,909
1.83%, 7/26/2002                                   80,000               79,474

================================================================================
                                                     FACE               MARKET
                                                   AMOUNT               VALUE*
                                                    (000)                (000)
--------------------------------------------------------------------------------
Paccar Financial Corp.
1.70%, 4/11/2002                                   30,000               29,986
1.77%, 5/23/2002                                   19,200               19,149
1.78%, 5/3/2002                                     8,100                8,087
1.88%, 6/13/2002                                   25,000               24,905
1.89%, 6/20/2002                                    7,100                7,070
TransAmerica Finance Corp.
1.79%, 4/9/2002                                    25,000               24,990
1.80%, 4/25/2002                                   78,540               78,446
                                                         -----------------------
                                                                     1,106,565
                                                         -----------------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.2%)
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.91%, 4/1/2002--Note F                            71,889               71,889
1.92%, 4/1/2002                                   457,860              457,860
                                                         -----------------------
                                                                       529,749
                                                         -----------------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $1,636,390)                                                   1,636,314
================================================================================
TOTAL INVESTMENTS (100.4%)
 (Cost $7,931,649)                                                   8,558,439
================================================================================
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    60,849
Liabilities--Note F                                                    (90,861)
--------------------------------------------------------------------------------
                                                                       (30,012)
                                                         -----------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $8,528,427
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 70.8% and 1.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $221,116,000, have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

================================================================================
                                                                        AMOUNT
ASSET ALLOCATION FUND                                                    (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
================================================================================
Paid-in Capital                                                     $7,945,364
Undistributed Net
 Investment Income                                                      45,743
Accumulated Net Realized Losses                                        (96,711)
Unrealized Appreciation--Note E
 Investment Securities                                                 626,790
 Futures Contracts                                                       7,241
--------------------------------------------------------------------------------
NET ASSETS                                                          $8,528,427
================================================================================
Investor Shares--Net Assets
Applicable to 356,486,630 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $7,768,591
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                             $21.79
================================================================================
Admiral Shares--Net Assets
Applicable to 15,526,759 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $759,836
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                              $48.94
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


================================================================================
                                                           ASSET ALLOCATION FUND
                                                 SIX MONTHS ENDED MARCH 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 30,284
  Interest                                                               86,544
  Security Lending                                                          289
--------------------------------------------------------------------------------
   Total Income                                                         117,117
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,574
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    12,817
      Admiral Shares                                                        775
    Marketing and Distribution
      Investor Shares                                                       598
      Admiral Shares                                                         24
  Custodian Fees                                                            123
  Auditing Fees                                                               6
  Shareholders' Reports
    Investor Shares                                                          64
    Admiral Shares                                                            5
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
   Total Expenses                                                        18,989
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    98,128
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             37,473
  Futures Contracts                                                     178,416
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                215,889
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 276,604
  Futures Contracts                                                      47,610
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        324,214
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $638,231
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
ASSET ALLOCATION FUND
                                             SIX MONTHS YEAR
                                                       ENDED              ENDED
                                               MAR. 31, 2002     SEPT. 30, 2001
                                                       (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $ 98,128          $ 273,387
  Realized Net Gain (Loss)                           215,889           (369,965)
  Change in Unrealized Appreciation (Depreciation)   324,214         (1,130,559)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations                      638,231         (1,227,137)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                (102,594)          (319,714)
     Admiral Shares                                   (9,380)               --
  Realized Capital Gain
     Investor Shares                                      --            (96,382)
     Admiral Shares                                       --                --
--------------------------------------------------------------------------------
     Total Distributions                            (111,974)          (416,096)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
   Investor Shares                                  (112,267)           233,590
   Admiral Shares                                    254,797            508,035
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions                       142,530            741,625
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          668,787           (901,608)
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                7,859,640          8,761,248
--------------------------------------------------------------------------------
End of Period                                     $8,528,427         $7,859,640
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

ASSET ALLOCATION FUND INVESTOR SHARES
===================================================================================================================
                                                           SIX MONTHS
                                                                ENDED            YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          MAR. 31, 2002     2001      2000     1999     1998    1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $20.43   $24.79    $24.11   $22.90   $21.53  $18.27
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .25      .73      1.03      .80      .79     .74
  Net Realized and Unrealized Gain (Loss) on Investments         1.40    (3.95)     1.61     2.50     2.33    4.29
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.65    (3.22)     2.64     3.30     3.12    5.03
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.29)    (.87)    (1.00)    (.91)    (.74)   (.72)
  Distributions from Realized Capital Gains                        --     (.27)     (.96)   (1.18)   (1.01)  (1.05)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (.29)   (1.14)    (1.96)   (2.09)   (1.75)  (1.77)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $21.79   $20.43    $24.79   $24.11   $22.90  $21.53
===================================================================================================================
TOTAL RETURN                                                    8.08%  -13.51%    11.36%   14.68%   15.24%  29.42%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $7,769   $7,386    $8,761   $8,182   $5,637  $3,738
  Ratio of Total Expenses to Average Net Assets                0.46%*    0.44%     0.44%    0.49%    0.49%   0.49%
  Ratio of Net Investment Income to Average Net Assets         2.33%*    3.16%     4.18%    3.49%    3.80%   3.96%
  Portfolio Turnover Rate                                        56%*      77%       29%      11%      60%     10%
===================================================================================================================

*Annualized.

ASSET ALLOCATION FUND ADMIRAL SHARES
================================================================================
                                                      SIX MONTHS
                                                           ENDED    AUG. 13* TO
                                                        MAR. 31,      SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002           2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $45.88         $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .597            .17
  Net Realized and Unrealized Gain (Loss) on Investments   3.141          (4.29)
--------------------------------------------------------------------------------
   Total from Investment Operations                        3.738          (4.12)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.678)            --
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
   Total Distributions                                     (.678)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $48.94         $45.88
================================================================================
TOTAL RETURN                                               8.15%         -8.24%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $760           $474
  Ratio of Total Expenses to Average Net Assets          0.35%**        0.36%**
  Ratio of Net Investment Income to Average Net Assets   2.45%**        2.60%**
  Portfolio Turnover Rate                                  56%**            77%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Futures Contracts: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Treasury Index. For the six months ended March 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $1,528,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.53% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended March 31, 2002, the fund purchased $1,890,098,000 of investment securities and sold $1,714,046,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,043,567,000 and $199,643,000, respectively.

     At  September  30,  2001,  the  fund  had  available   realized  losses  of
$349,520,000 to offset future net capital gains of $8,408,000 through September 30, 2009, and $341,112,000 through September 30, 2010.

E. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $626,790,000, consisting of unrealized gains of $1,178,127,000 on securities that had risen in value since their purchase and $551,337,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized appreciation were:

================================================================================
                                     (000)
--------------------------------------------------------------------------------
                                              Aggregate            Unrealized
                            Number of        Settlement          Appreciation
Futures Contracts      Long Contracts             Value         (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index                5,372           $1,543,376               $7,241
================================================================================

F. The market value of securities on loan to broker/dealers at March 31, 2002, was $404,247,000, for which the fund held as collateral cash of $71,889,000 and U.S. Treasury securities with a market value of $348,110,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

================================================================================
                                         SIX MONTHS ENDED          YEAR ENDED
                                          MARCH 31, 2002      SEPTEMBER 30, 2001
                                     -------------------------------------------
                                         AMOUNT   SHARES      AMOUNT     SHARES
                                          (000)    (000)       (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                                $546,182   25,440    $1,608,136   70,066
 Issued in Lieu of Cash Distributions    99,510    4,575       399,593   17,187
 Redeemed                              (757,959) (34,974)   (1,774,139) (79,177)
--------------------------------------------------------------------------------
   Net Increase (Decrease)--
    Investor Shares                    (112,267)  (4,959)      233,590    8,076
--------------------------------------------------------------------------------
Admiral Shares
 Issued                                 303,977    6,217       523,210   10,654
 Issued in Lieu of Cash Distributions     8,249      169            --       --
 Redeemed                               (57,429)  (1,180)      (15,175)    (333)
--------------------------------------------------------------------------------
   Net Increase (Decrease)--
    Admiral Shares                      254,797    5,206       508,035   10,321
================================================================================

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:
* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
    JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q782 052002

                         VANGUARD(R)CAPITAL VALUE FUND

                               SEMIANNUAL REPORT

                                 MARCH 31, 2002

STOCK

                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                                    [SHIP LOGOS]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                                1
Report from the Adviser                                 4
Fund Profile                                            6
Glossary of Investment Terms                            7
Performance Summary                                     8
Financial Statements                                    9
================================================================================

================================================================================
SUMMARY
* Vanguard Capital Value Fund returned -0.1% in its first 3 1/2 months of operation.
* The fund's investment adviser conducts extensive research to identify undervalued stocks with good earnings-growth potential.
* Capital Value's assets can be concentrated in a small number of industries or stocks, making the fund riskier than more broadly diversified funds.
================================================================================

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
This is the first of our semiannual reports to the investors in VANGUARD(R) CAPITAL VALUE FUND, which was introduced on December 17, 2001. Welcome aboard! Your investment at this early stage of the fund's life reflects confidence in Vanguard. We thank you for your trust, and we pledge to continue to earn it.

     During its first 31/2 months of operation, the fund returned -0.1%, as its net asset value decreased from $10.00 per share on December 17 to $9.99 per share on March 31. The fund did not distribute any income dividends or capital gains realized from the sale of securities. You can expect to receive distributions once each year, in December.

     The adjacent table compares the fund's return against the results of the average competing mutual fund and two unmanaged indexes--one that serves as a primary benchmark for your fund (the Russell 3000 Value Index) and a broader one that tracks the performance of the overall stock market (the Wilshire 5000 Total Market Index). As you can see, your fund trailed each of these indexes. However, no meaningful conclusions can be drawn from performance in such a brief period.

================================================================================
TOTAL RETURNS                                                 DECEMBER 17, 2001*
                                                               TO MARCH 31, 2002
--------------------------------------------------------------------------------
VANGUARD CAPITAL VALUE FUND                                          -0.1%
Average Multi-Cap Value Fund**                                        5.3
Russell 3000 Value Index                                              7.2
Wilshire 5000 Index                                                   2.5
================================================================================
 *Fund inception.
**Derived from data provided by Lipper Inc.

THE STRATEGY AND RISKS OF YOUR FUND
Vanguard Capital Value Fund seeks to provide maximum long-term total return. In pursuing this goal, the fund's investment adviser, Wellington Management Company, llp, may invest in any combination of small-, mid-, and large-capitalization stocks that it believes to be undervalued.

     The universe of potential holdings for the Capital Value Fund generally includes stocks that have ratios of price to earnings among the bottom two-thirds of P/Es in the market. Before selecting a stock for the fund, the adviser must be convinced by one of three factors--potential earnings, asset values, or dividends--that the company is undervalued at its current share price.

     The adviser may choose to focus on a small number of industries or stocks, making the fund riskier than more broadly diversified funds. As of March 31, for example, about 27% of the fund's net assets were invested in financial services companies. Three other sectors--materials & processing, which includes chemical, mining, and paper companies; health care; and technology--each accounted for

10% to 12% of assets. Our top ten holdings accounted for 33% of assets.

     Charles T. Freeman, your fund's lead portfolio manager, is a seasoned investor, having worked in investment management for 35 years. (Mr. Freeman and his team also manage the majority of assets in Vanguard(R) Windsor(TM) Fund.) Under Mr. Freeman's leadership, we expect the Capital Value Fund to invest consistently in reasonably priced stocks that have good total-return prospects. You can expect Mr. Freeman and his team at Wellington Management to serve you well.

================================================================================
Our goal is to provide long-term returns that exceed those of our comparative standards.
================================================================================

     While we have full confidence in our adviser, I want to underscore that the fund carries significant risks. Like any stock fund, it subjects investors to market risk--the chance that share prices may decline over short or even extended periods. It is also possible that the adviser's strategies may fail to identify the best value stocks, so the fund could lag competing mutual funds. Finally, value stocks could trail growth stocks over significant periods, as they did in 1998 and 1999. In such an environment, the fund would have difficulty keeping up with the broad market indexes.

FUND PERFORMANCE AND COSTS
The 3 1/2-month period ended March 31 was volatile but modestly rewarding for the broad U.S. stock market. Amid signs that the first recession in a decade had ended, the Wilshire 5000 Index returned 2.5%. Value stocks led the way--the Russell 3000 Value Index returned 7.2%.

     As noted, Vanguard Capital Value Fund returned -0.1% between December 17 and March 31. Over the long term, our goal is to provide returns that exceed those of our comparative standards. We are confident that the fund will be aided in this effort by its low costs. At the end of the fiscal period, the Capital Value Fund had an expense ratio (annualized operating expenses as a percentage of average net assets) of 0.44%, or $4.40 per $1,000 in assets. That's less than a third of the 1.58% ($15.80 per $1,000) charged by our average mutual fund peer. Because the managerial and administrative costs of all mutual funds are deducted directly from the income that shareholders would otherwise receive, our significant cost advantage provides us with a head start versus higher-cost funds.

     This advantage is due in large part to our unique corporate structure: The Vanguard Group is owned by the Vanguard funds, which, in turn, are owned by the funds' shareholders. The typical mutual fund firm is managed by a company that seeks to maximize its profits. In contrast, the Vanguard funds operate on an at-cost basis, thereby passing along economies of scale to the fund shareholder.

IN SUMMARY
At Vanguard, we urge our shareholders to construct balanced investment portfolios. That means holding a mix of short-term investments, bond funds, and equity funds that are suitable for your objectives, risk tolerance, and time horizon. With such a program in place, you should be able to weather the periodic--and sometimes extended--downturns that are a natural part of stock investing. For its part, Vanguard Capital Value Fund will provide investors with a low-cost, actively managed way to gain exposure to value stocks of all sizes.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 11, 2002



================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: DECEMBER 17, 2001*- MARCH 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                             -------------------
                                STARTING         ENDING       INCOME     CAPITAL
                             SHARE PRICE    SHARE PRICE      DIVIDENDS     GAINS
--------------------------------------------------------------------------------
VANGUARD CAPITAL VALUE FUND       $10.00          $9.99          $0.00     $0.00
================================================================================
*Inception.

REPORT FROM THE ADVISER
With the fund only 3 1/2 months old at this point, it seems appropriate in this letter to focus mainly on how we at Wellington Management are managing Vanguard Capital Value Fund for you.

     The fund is run by a team of six experienced investment professionals, whom I lead as portfolio manager. Each of us continually forages through the stock market, looking for investment opportunities. We are particularly on the hunt for good companies--well-managed, well-financed, and well-positioned in their industries--that are beaten down in price over some issue or issues that we can identify and that we think can be resolved favorably in a reasonable period of time, perhaps 12 months or less.

     When there's a stock that we have a lot of conviction in, based on our research, and we have an especially good price opportunity, we aren't afraid to take a big position in it--3%, 4%, even 5% of the fund's assets. We are very price-sensitive and buy stocks only when we think they are truly undervalued in relation to underlying normal earnings and projected five-year earnings growth. We're looking for upside appreciation potential of at least 35%.

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
================================================================================

     Our opportunistic investing style works best when we can maximize our "hunting grounds" for opportunities. Our search for cheap stocks takes us far and wide, to companies of all sizes, through all the stocks in the U.S. market, as well as to foreign markets, when the values are better there. Capital Value Fund, as a new, relatively small, "all-cap" fund, permits us to address an even broader range of companies, in terms of size, than we can consider for our other Vanguard assignment--the large- and mid-capitalization Vanguard Windsor Fund. We now have an outlet for the small-cap enthusiasms that arise from our ongoing process of poking through things, but that are too small for Windsor. We can and will also weight some mid-cap stocks more heavily in Capital Value than is practical to do in Windsor. At the same time, if we find large-cap stocks that we want to own in Windsor, they will also be in Capital Value. However, these large-cap issues are likely to carry a lesser weight in Capital Value, to leave room for the small-cap holdings and for selected mid-cap holdings that we want to weight more heavily.

     So far, about 10%-11% of Capital Value's assets are in 13 small-cap companies that either are not in Windsor Fund or make up only a token portion of it. With time, I would expect this type of stock to compose something like 20% to 25% of Capital Value. Only 2 of these 13 names have been in the new fund from day one--we have built this component of the portfolio gradually, in keeping with our opportunistic investing style.

     A point of emphasis: We are value investors to be sure, but this refers to our approach to the market and does not mean we are limited in our search for good ideas to the "value part" of the market. Everything falls on the bargain counter from time to time, and that is what we keep an eye on--everything. Again, we are looking for undervalued situations, wherever they may be found. In recent months, some "TMT"--technology, media, and telecommunications--names have plunged into undervalued territory, and about 21% to 22% of our portfolio is in select TMT stocks that we think are too cheap in relation to their earnings power and growth potential. On balance, these have hurt Capital Value's performance in its first few months. However, we expect them to contribute in due course, and they also lend portfolio balance to our large concentrations in financials, cyclicals, health care, and energy.

     The overall Capital Value portfolio currently trades at a significant discount to the broad market in terms of both price/earnings and price/book value. Yet we project average earnings growth over the next five years of 12.3% annually, essentially the same as the 12.6% projected growth rate for the Standard & Poor's 500 Index. Our value proposition is that the P/E discount on our portfolio should tend to close over time, given the parity in earnings growth, and as it does, we will see the above-market returns that we are intent on delivering.

CHARLES T. FREEMAN, PORTFOLIO MANAGER
DAVID R. FASSNACHT, ASSISTANT PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

APRIL 17, 2002

FUND PROFILE
 FOR CAPITAL VALUE FUND                                     AS OF MARCH 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 7.

================================================================================
PORTFOLIO CHARACTERISTICS

                                                      BEST       WILSHIRE
                                         FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                           79       1,952          5,948
Median Market Cap                       $9.9B      $24.1B         $32.8B
Price/Earnings Ratio                    20.6x       24.6x          32.6x
Price/Book Ratio                         2.5x        2.5x           3.3x
Yield                                    0.6%        2.0%           1.3%
Return on Equity                        17.6%       19.6%          22.0%
Earnings Growth Rate                    15.1%        8.3%          12.5%
Foreign Holdings                        12.8%        0.0%           0.0%
Turnover Rate                           35%**          --             --
Expense Ratio                         0.44%**          --             --
Cash Investments                         2.6%          --             --
================================================================================

================================================================================
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                      5.2%
 (banking)
WorldCom Inc.-WorldCom Group                         3.8
 (telecommunications)
Alcoa Inc.                                           3.6
 (metals & mining)
Pharmacia Corp.                                      3.3
 (pharmaceuticals)
International Business Machines Corp.                3.2
 (computer hardware)
Tyco International Ltd.                              3.0
 (conglomerate)
Metris Cos., Inc.                                    3.0
 (financial services)
TJX Cos., Inc.                                       2.9
 (retail)
AOL Time Warner Inc.                                 2.4
 (media)
Renaissance Re Holdings Ltd.                         2.1
 (insurance)
--------------------------------------------------------------------------------
Top Ten                                             32.5%
================================================================================

================================================================================
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                     BEST       WILSHIRE
                                         FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                    4.1%        3.8%           2.3%
Consumer Discretionary                   9.2        11.3           15.0
Consumer Staples                         1.1         6.6            6.9
Financial Services                      28.3        31.7           21.0
Health Care                             10.7         5.2           13.9
Integrated Oils                          3.5         8.1            3.8
Other Energy                             2.9         1.4            2.2
Materials & Processing                  13.0         6.2            3.5
Producer Durables                        3.3         4.3            3.9
Technology                              10.6         5.7           15.1
Utilities                                8.2        13.5            7.3
Other                                    5.1         2.2            5.1
================================================================================

================================================================================
INVESTMENT FOCUS
  MARKET CAP - MEDIUM
  STYLE - VALUE
================================================================================



                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

 *Russell 3000 Value Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
 FOR CAPITAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


================================================================================
TOTAL INVESTMENT RETURNS (%) DECEMBER 17, 2001*- MARCH 31, 2002
--------------------------------------------------------------------------------
                            CAPITAL VALUE FUND         RUSSELL 3000 VALUE FUND
           2002                   -0.1                          7.2
================================================================================
*Inception.


================================================================================
TOTAL RETURN FOR PERIOD ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                     SINCE INCEPTION
                        INCEPTION DATE         CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
CAPITAL VALUE FUND        12/17/2001           -0.10%      0.00%    -0.10%
================================================================================

FINANCIAL STATEMENTS
 MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                        MARKET
                                                                        VALUE*
CAPITAL VALUE FUND                                 SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
================================================================================
AUTO & TRANSPORTATION (4.0%)
  Canadian National Railway Co.                   104,400      $         5,216
* Northwest Airlines Corp. Class A                135,000                2,574
* Continental Airlines, Inc. Class B               69,600                1,971
* Compagnie Generale des
   Etablissements Michelin Class B                 18,900                  718
* AMR Corp.                                        23,700                  626
                                                                ----------------
                                                                        11,105
                                                                ----------------
CONSUMER DISCRETIONARY (8.9%)
  TJX Cos., Inc.                                  203,000                8,122
* AOL Time Warner Inc.                            277,500                6,563
  Ross Stores, Inc.                                99,400                3,760
* KPMG Consulting Inc.                            184,800                3,733
  Gannett Co., Inc.                                35,900                2,732
                                                                ----------------
                                                                        24,910
                                                                ----------------
CONSUMER STAPLES (1.0%)
* Dean Foods Co.                                   38,300                2,900

FINANCIAL SERVICES (27.4%)
Banks--Outside New York City (2.0%)
UnionBanCal Corp.                                  69,100                3,042
Hibernia Corp. Class A                            138,000                2,636

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (6.2%)
  Citigroup, Inc.                                 292,600      $        14,490
* Takefuji Corp.                                   37,180                2,278
* Promise Co. Ltd.                                 11,200                  481

FINANCIAL MISCELLANEOUS (4.2%)
Metris Cos., Inc.                                 411,100                8,222
Fannie Mae                                         34,200                2,732
Freddie Mac                                        10,300                  653

INSURANCE--MULTILINE (3.9%)
CIGNA Corp.                                        53,700                5,445
Reinsurance Group
  of America, Inc.                                 85,700                2,683
The Hartford Financial Services
  Group Inc.                                       39,200                2,670

INSURANCE--PROPERTY-CASUALTY (4.6%)
RenaissanceRe Holdings Ltd.                        57,300                5,902
Ace, Ltd.                                          95,600                3,987
IPC Holdings Ltd.                                  85,900                2,795

REAL ESTATE INVESTMENT TRUST (1.0%)
Liberty Property Trust REIT                        73,400                2,367
Equity Office Properties Trust REIT                15,200                  456

================================================================================
                                                                        MARKET
                                                                        VALUE*
CAPITAL VALUE FUND                                 SHARES                (000)
--------------------------------------------------------------------------------
SAVINGS & LOAN (5.5%)
Golden West Financial Corp.                        84,500      $         5,366
Washington Mutual, Inc.                           153,000                5,069
Charter One Financial, Inc.                        89,600                2,797
Astoria Financial Corp.                            74,900                2,176
                                                                ----------------
                                                                        76,247
                                                                ----------------
HEALTH CARE (10.4%)
  Pharmacia Corp.                                 205,300                9,255
  Aventis SA ADR                                   71,200                4,895
  Wyeth                                            59,900                3,932
  Schering-Plough Corp.                           111,600                3,493
* Oxford Health Plan                               74,500                3,113
* Health Net Inc.                                 109,600                3,007
* Coventry Health Care Inc.                        48,400                1,258
                                                                ----------------
                                                                        28,953
                                                                ----------------
INTEGRATED OILS (3.4%)
Petrol Brasil ADR                                 235,900                5,881
PanCanadian Energy Corp.                          121,000                3,599
                                                                ----------------
                                                                         9,480
                                                                ----------------
OTHER ENERGY (2.8%)
  GlobalSantaFe Corp.                              91,600                2,995
* IHC Caland NV                                    55,500                2,806
  Alberta Energy Co. Ltd.                          46,200                2,028
                                                                ----------------
                                                                         7,829
                                                                ----------------
MATERIALS & PROCESSING (12.6%)
  Alcoa Inc.                                      264,900                9,997
  Engelhard Corp.                                 112,800                3,500
  Air Products & Chemicals, Inc.                   66,000                3,409
  Rohm & Haas Co.                                  69,300                2,929
  Monsanto Co.                                     91,300                2,884
* Packaging Corp. of America                      133,400                2,640
* Huhtamaeki Oyj                                   70,400                2,622
  Jefferson Smurfit Group
   PLC ADR                                        108,000                2,587
  Solutia, Inc.                                   227,100                1,976
  Abitibi-Consolidated, Inc.                      161,100                1,434
  Akzo Nobel NV ADR                                25,000                1,173
                                                                ----------------
                                                                        35,151
                                                                ----------------
PRODUCER DURABLES (3.2%)
* Toll Brothers, Inc.                              57,500                2,866
* Axcelis Technologies, Inc.                      104,500                1,494
  MDC Holdings, Inc.                               31,600                1,365
  KB HOME                                          28,800                1,250
* Teradyne, Inc.                                   23,200                  915
* Varian Semiconductor
   Equipment Associates, Inc.                      11,700                  527
* Beazer Homes USA, Inc.                            5,100                  396
                                                                ----------------
                                                                         8,813
                                                                ----------------
TECHNOLOGY (10.3%)
  International Business
   Machines Corp.                                  86,000                8,944
* Arrow Electronics, Inc.                         204,700                5,725

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
--------------------------------------------------------------------------------
* Palm, Inc.                                      670,400      $         2,675
* Vishay Intertechnology, Inc.                    120,500                2,451
* Solectron Corp.                                 250,000                1,950
  Avnet, Inc.                                      66,500                1,800
* Oracle Corp.                                    140,000                1,792
* Flextronics International Ltd.                   80,000                1,460
* Dell Computer Corp.                              31,500                  822
* Unisys Corp.                                     56,400                  712
  Rockwell Automation, Inc.                        10,000                  201
                                                                ----------------
                                                                        28,532
                                                                ----------------
UTILITIES (8.0%)
* WorldCom Inc.-WorldCom Group                  1,559,100               10,508
* Adelphia Communications Corp.
   Class A                                        391,700                5,836
* Comcast Corp.-Special Class A                   169,900                5,403
* McLeodUSA, Inc. Class A                       2,765,600                  443
                                                                ----------------
                                                                        22,190
                                                                ----------------
OTHER (4.9%)
Tyco International Ltd.                           262,600                8,487
Eaton Corp.                                        65,300                5,288
                                                                ----------------
                                                                        13,775
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $271,746)                                                       269,885
================================================================================
CONVERTIBLE PREFERRED STOCK (0.5%)
================================================================================
Adelphia Communications Corp.
7.50% Cvt. Pfd.
 (Cost $2,347)                                     70,300                1,338
================================================================================
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.91%, 4/1/2002--Note F                           $8,616                8,616
 1.92%, 4/1/2002                                    6,848                6,848
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $15,464)                                                         15,464
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%)
 (Cost $289,557)                                                       286,687
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     1,768
Security Lending Collateral
 Payable to Brokers--Note F                                             (8,616)
Other Liabilities                                                       (1,421)
                                                                ----------------
                                                                        (8,269)
                                                                ----------------

================================================================================
NET ASSETS (100%)
================================================================================
Applicable to 27,871,885 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $278,418
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                $9.99
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.



================================================================================
                                                   AMOUNT                  PER
                                                    (000)                SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $279,863               $10.04
Undistributed Net
 Investment Income                                    532                  .02
Accumulated Net Realized Gains                        893                  .03
Unrealized Depreciation--Note E                    (2,870)                (.10)
--------------------------------------------------------------------------------
NET ASSETS                                       $278,418                $9.99
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                              CAPITAL VALUE FUND
                                                               DEC. 17, 2001* TO
                                                                   MAR. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                                $ 712
 Interest                                                                    65
 Security Lending                                                             3
--------------------------------------------------------------------------------
  Total Income                                                              780
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           140
 The Vanguard Group--Note C
  Management and Administrative                                             101
  Marketing and Distribution                                                  2
 Custodian Fees                                                               1
 Shareholders' Reports                                                        4
--------------------------------------------------------------------------------
  Total Expenses                                                            248
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       532
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      893
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES          (2,870)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(1,445)
================================================================================
*Inception.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The fund has not yet made any Distributions to shareholders. The Capital Share Transactions section shows the amount shareholders invested in the fund, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                              CAPITAL VALUE FUND
                                                               DEC. 17, 2001* TO
                                                                   MAR. 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                 $    532
 Realized Net Gain (Loss)                                                   893
 Unrealized Appreciation (Depreciation)                                  (2,870)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        (1,445)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                       --
 Realized Capital Gain                                                       --
--------------------------------------------------------------------------------
  Total Distributions                                                        --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                                 299,944
 Issued in Lieu of Cash Distributions                                        --
 Redeemed                                                               (20,081)
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions                 279,863
--------------------------------------------------------------------------------
Total Increase (Decrease)                                               278,418
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                         --
--------------------------------------------------------------------------------
 End of Period                                                         $278,418
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                                                  29,935
 Issued in Lieu of Cash Distributions                                        --
 Redeemed                                                                (2,063)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                            27,872
================================================================================
*Inception.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL VALUE FUND
================================================================================
                                                               DEC. 17, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      MAR. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .02
 Net Realized and Unrealized Gain (Loss) on Investments                    (.03)
--------------------------------------------------------------------------------
  Total from Investment Operations                                         (.01)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
  Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 9.99
================================================================================
TOTAL RETURN                                                             -0.10%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                      $278
 Ratio of Total Expenses to Average Net Assets                          0.44%**
 Ratio of Net Investment Income to Average Net Assets                   0.95%**
 Portfolio Turnover Rate                                                  35%**
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended March 31, 2002, the investment advisory fee represented an effective annual rate of 0.225% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the period ended March 31, 2002, the fund purchased $296,245,000 of investment securities and sold $23,045,000 of investment securities other than temporary cash investments.

E. At March 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $2,870,000, consisting of unrealized gains of $15,216,000 on securities that had risen in value since their purchase and $18,086,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at March 31, 2002, was $8,206,000, for which the fund held cash collateral of $8,616,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================

TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
    JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3282 052002

                          VANGUARD(R) U.S. VALUE FUND

                               SEMIANNUAL REPORT

                                 MARCH 31, 2002

STOCK

                                                                    [SHIP LOGOS]
                                                    [THE VANGUARD GROUP(R) LOGO]

WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.



================================================================================
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   4
Fund Profile                                              6
Glossary of Investment Terms                              7
Performance Summary                                       8
Financial Statements                                      9
Advantages of Vanguard.com                               20
--------------------------------------------------------------------------------
SUMMARY
* Vanguard U.S. Value Fund returned 16.3% during the first half of its 2002 fiscal year, outpacing the results of its average peer, its benchmark index, and the overall stock market.
*    The  broad  stock  market  rallied  as the  economy  seemed  to pull out of recession.
*    Value stocks and growth stocks provided similar returns.
================================================================================

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
VANGUARD(R) U.S. VALUE FUND returned an excellent 16.3% during the six months ended March 31, 2002, surpassing the returns of its average competitor, the broad stock market, and the Russell 3000 Value Index, the benchmark we consider the "best fit" for your fund.

     The table below displays the total returns of your fund and its benchmarks. More information about the components of your fund's total return is in the table on page 3.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2002
--------------------------------------------------------------------------------
VANGUARD U.S. VALUE FUND                                            16.3%
Average Multi-Cap Value Fund*                                       13.9
Russell 3000 Value Index                                            12.9
Wilshire 5000 Index                                                 13.5
================================================================================
*Derived from data provided by Lipper Inc.

IN THE MARKETS: STOCKS ROSE, BONDS SAGGED
The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 13.5% during the six months ended March 31, as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (the Russell 1000 Index).

     In each size range, growth and value stocks provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

ECONOMIC GROWTH RESUMED
The rising stock market reflected a rebounding economy. Economic output, after shrinking for the first time in a decade in the third quarter of 2001, expanded modestly in the final three months of the year. In the first quarter of 2002, real (inflation-adjusted) gross domestic product grew much faster, at an annual rate roughly estimated at 5.8%. By one business group's reckoning, the production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."

     The Federal Reserve Board provided considerable fuel for the economic recovery. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate-- the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED
Bonds did not benefit from the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                   SIX         ONE        FIVE
                                                MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 11.9%        0.9%       10.3%
Russell 2000 Index (Small-caps)                 25.9        14.0         9.5
Wilshire 5000 Index (Entire market)             13.5         2.5         9.8
MSCI EAFE Index (International)                  7.5        -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      0.1%        5.4%        7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index              0.1         3.5         6.2
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        1.1         3.1         4.8
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             0.3%        1.5%        2.2%
================================================================================
*Annualized.

OUR ADVISER DID 'LITTLE THINGS' RIGHT
Vanguard U.S. Value Fund participated fully in the equity market's rebound during the half-year. The fund's advantage over its comparative standards--it outpaced the average competing fund by 2.4 percentage points and its unmanaged benchmarks by wider margins--owed to the solid work of the adviser, Grantham, Mayo, Van Otterloo & Co. LLC (GMO).

     GMO did a lot of little things right during the period. The performance of the adviser's stock picks in the consumer discretionary and technology sectors provided a modest boost over the Russell 3000 Value Index. So did the adviser's decision to invest relatively heavily in auto & transportation stocks--roughly 8%
of fund assets, compared with about 4% for the index. Going easy on the utility sector (averaging 11% of fund assets, versus 15% for the benchmark) also helped, as utilities turned in the only negative result among major market groups.

     Stock selection among financial services companies and the fund's modest cash reserve--equal to about 5% of assets, on average, during the period--proved to be drags on performance, but only modest ones.

     For further details on the fund's six-month result, see the Report from the Adviser on page 4.

KEEP A STEADY PERSPECTIVE
In closing, I want to put the strong half-year returns of your fund and the market into perspective. Though such a rebound in stock performance is certainly welcome-- especially following a particularly difficult two years--it would be a mistake to assume that a good six months presages a return to the heady days of the late 1990s. Wise investors know that "up" periods and "down" periods are a natural part of the financial markets and that the timing of these swings is nearly impossible to predict.

     Thank you for entrusting your assets to us.


Sincerely,



John J. Brennan
Chairman and Chief Executive Officer

April 11, 2002



================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: DECEMBER 17, 2001 - MARCH 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                             -------------------
                                STARTING         ENDING       INCOME     CAPITAL
                             SHARE PRICE    SHARE PRICE      DIVIDENDS     GAINS
--------------------------------------------------------------------------------
VANGUARD U.S. VALUE FUND          $10.46         $12.06          $0.10     $0.00
================================================================================

REPORT FROM THE ADVISER
Vanguard U.S. Value Fund returned 16.3% during the six months ended March 31, 2002, outperforming the Russell 3000 Value Index by 3.4 percentage points.

THE INVESTMENT ENVIRONMENT
Large-capitalization value stocks, as measured by the Russell 1000 Value Index, returned 11.8% during the period, while the small-cap Russell 2000 Value Index gained 27.9%. Growth stocks and value stocks in all market-cap ranges posted similar results. The best-performing stocks within the Russell 3000 Value Index were producer durables companies, diversified conglomerates, and auto & transportation concerns, while health care and utilities stocks were among the weakest performers.

     The fund uses three quantitative investment disciplines to pick stocks. They are: price-to-intrinsic value, which has a 50% weighting in the fund; price-to-normalized earnings, with a 30% weighting; and improving fundamentals-- a momentum measure--with a 20% weighting. By using multiple disciplines we are able to provide diversification and, we believe, consistent long-term results.

     We note that since our last report to you, we have reduced the investment disciplines we use from four to three. Previously, our selection process included a model that compared a company's share price to its cash flow--a traditional value measure. However, because we now believe that price-to-normalized earnings is the best measure of traditional value, we removed the cash-flow component.

OUR SUCCESSES
The fund's outperformance for the period was attributable to both sector weightings and stock selection. All three of the investment disciplines contributed to outpacing the index benchmark, with price-to-normalized earnings contributing the most. Stock selection was exceptionally strong in the technology, consumer discretionary, materials & processing, and auto & transportation sectors. Relative to the index, the fund also benefited from our underweighting in the utilities sector and our overweighting during the period in the consumer discretionary, materials & processing, auto & transportation, and producer durables groups.

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects the adviser's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
================================================================================

OUR SHORTFALLS
Our relative performance was hurt by our larger stakes in the technology and health care sectors. Weak selection among financial services and utilities stocks also hampered returns relative to the benchmark.

PORTFOLIO CHANGES
During the six months, we increased the fund's weighting in technology and health care stocks and decreased our position in financial services stocks. At the half-year's close, the largest weights in the portfolio were in financial services stocks (23%) and consumer discretionary stocks (17%). We purchased shares of Morgan Stanley and Ford Motor, which were ranked highly on our price-to-intrinsic value and price-to-normalized earnings disciplines, and of Office Depot, which was ranked highly on our improving-fundamentals discipline.

THE FUND'S POSITIONING
We believe that value stocks are still more attractive than growth stocks, although the relative appreciation potential has been reduced significantly by the recent strong performance of value shares. The fund's largest overweighting is in consumer discretionary stocks, which look attractive from both our value and momentum perspectives. Our disciplined approach to investing has worked very well in the environment that has prevailed over the past six months. We believe that our process of combining value and momentum in varying proportions in the portfolio will continue to add value in the long term.


Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, Managing Director
Grantham, Mayo, Van Otterloo & Co. LLC

April 11, 2002

FUND PROFILE                                                AS OF MARCH 31, 2002
 FOR U.S. VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 7.

================================================================================
PORTFOLIO CHARACTERISTICS
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                                  405       1,952          5,948
Median Market Cap                               $9.1B      $24.1B         $32.8B
Price/Earnings Ratio                            29.6x       24.6x          32.6x
Price/Book Ratio                                 2.0x        2.5x           3.3x
Yield                                            1.2%        2.0%           1.3%
Return on Equity                                19.2%       19.6%          22.0%
Earnings Growth Rate                             7.6%        8.3%          12.5%
Foreign Holdings                                 0.0%        0.0%           0.0%
Turnover Rate                                   46%**          --             --
Expense Ratio                                  0.54**          --             --
Cash Investments                                 1.4%          --             --
================================================================================

================================================================================
TEN LARGEST HOLDINGS  (% OF TOTAL NET ASSETS)

AT&T Corp.                                                     3.7%
 (telecommunications)
Bank of America Corp.                                          2.8
 (banking)
Merck & Co., Inc.                                              2.6
 (pharmaceuticals)
Philip Morris Cos., Inc.                                       2.5
 (tobacco)
General Motors Corp.                                           2.0
 (automobiles)
Fannie Mae                                                     2.0
 (financial services)
Intel Corp.                                                    1.6
 (electronics)
Oracle Corp.                                                   1.4
 (computer software)
Schering-Plough Corp.                                          1.4
 (pharmaceuticals)
Wachovia Corp.                                                 1.1
 (banking)
--------------------------------------------------------------------------------
Top Ten                                                       21.1%
================================================================================

================================================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                        BEST         WILSHIRE
                                            FUND        FIT*             5000
--------------------------------------------------------------------------------
Auto & Transportation                        7.5%       3.8%             2.3%
Consumer Discretionary                      16.7       11.3             15.0
Consumer Staples                             6.5        6.6              6.9
Financial Services                          23.2       31.7             21.0
Health Care                                  7.5        5.2             13.9
Integrated Oils                              2.0        8.1              3.8
Other Energy                                 1.7        1.4              2.2
Materials & Processing                       5.9        6.2              3.5
Producer Durables                            5.4        4.3              3.9
Technology                                   9.0        5.7             15.1
Utilities                                   11.6       13.5              7.3
Other                                        3.0        2.2              5.1
================================================================================

================================================================================
INVESTMENT FOCUS
 MARKET CAP - LARGE
 STYLE - VALUE
================================================================================


                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

 *Russell 3000 Value Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
 FOR U.S. VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
TOTAL INVESTMENT RETURNS (%) JUNE 29, 2000-MARCH 31, 2002

                         U.S. VALUE FUND              RUSSELL 3000 VALUE INDEX
--------------------------------------------------------------------------------
           2000               8.2                                 5.6
           2001              -2.8                                -8.0
           2002*             16.3                                12.9
================================================================================
*Six months ended March 31, 2002.
Note: See Financial Highlights table on page 17 for dividend information.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

                                           ONE          SINCE INCEPTION
                 INCEPTION DATE           YEAR      CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
U.S. VALUE FUND   6/29/2000             10.59%      11.16%      1.00%    12.16%
================================================================================

FINANCIAL STATEMENTS
 MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


================================================================================
                                                                        MARKET
                                                                        VALUE*
U.S. VALUE FUND                                    SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.0%)(1)
================================================================================
AUTO & Transportation (7.4%)
  General Motors Corp.                            186,900      $        11,298
  Ford Motor Co.                                  204,329                3,369
  Burlington Northern
   Santa Fe Corp.                                 108,800                3,284
* AMR Corp.                                       101,700                2,686
  Delta Air Lines, Inc.                            58,600                1,917
  Norfolk Southern Corp.                           77,900                1,865
* Lear Corp.                                       35,500                1,690
  UAL Corp.                                       101,900                1,665
  The Goodyear Tire & Rubber Co.                   54,100                1,383
  TRW, Inc.                                        25,700                1,323
  Navistar International Corp.                     27,600                1,223
  Polaris Industries, Inc.                         17,500                1,115
  Dana Corp.                                       51,600                1,108
  CSX Corp.                                        22,500                  857
  Genuine Parts Co.                                22,200                  816
* Tower Automotive, Inc.                           55,600                  778
  Cooper Tire & Rubber Co.                         34,900                  756
* Northwest Airlines Corp. Class A                 38,400                  732
* Dura Automotive Systems, Inc.                    33,600                  644
  Airborne, Inc.                                   36,400                  637
* Keystone Automotive
   Industries, Inc.                                30,500                  524
* TBC Corp.                                        27,400                  397
* Midwest Express Holdings, Inc.                   18,800                  344
  Fleetwood Enterprises, Inc.                      29,900                  323

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
* Aviall Inc.                                      20,500      $           185
* Covenant Transport, Inc.                          3,100                   45
                                                                ----------------
                                                                        40,964
                                                                ----------------
CONSUMER DISCRETIONARY (16.4%)
  Sears, Roebuck & Co.                            118,600                6,081
* Cendant Corp.                                   275,211                5,284
* Viacom Inc. Class A                              87,300                4,243
* AOL Time Warner Inc.                            130,900                3,096
  May Department Stores Co.                        73,700                2,568
  Eastman Kodak Co.                                75,700                2,360
  Dillard's Inc.                                   93,600                2,233
* AutoZone Inc.                                    30,800                2,121
* Jones Apparel Group, Inc.                        55,800                1,950
  IKON Office Solutions, Inc.                     151,500                1,776
* Mohawk Industries, Inc.                          29,300                1,761
* Federated Department Stores, Inc.                42,000                1,716
  American Greetings Corp. Class A                 93,000                1,688
  The Gap, Inc.                                   110,100                1,656
* Fox Entertainment Group, Inc.
   Class A                                         64,700                1,530
  J.C. Penney Co., Inc.                            72,900                1,510
  Applebee's International, Inc.                   39,600                1,437
* Rent-A-Center, Inc.                              27,900                1,425
* AutoNation, Inc.                                 97,300                1,354
* Outback Steakhouse                               37,300                1,334
* Bally Total Fitness Holding Corp.                60,500                1,328
  The Limited, Inc.                                70,920                1,269
* GTech Holdings Corp.                             25,200                1,228

================================================================================
                                                                        MARKET
                                                                        VALUE*
U.S. VALUE FUND                                    SHARES                (000)
================================================================================
* Office Depot, Inc.                               57,700      $         1,145
* Furniture Brands International Inc.              31,000                1,130
  Circuit City Stores, Inc.                        61,500                1,109
* Hotel Reservations Network, Inc.                 18,800                1,108
  Ross Stores, Inc.                                28,400                1,074
  Whirlpool Corp.                                  14,100                1,065
  Fastenal Co.                                     13,900                1,047
  VF Corp.                                         23,200                1,003
* Westwood One, Inc.                               25,200                  966
* Catalina Marketing Corp.                         26,300                  960
* The Neiman Marcus Group, Inc.
   Class A                                         27,700                  954
  Hasbro, Inc.                                     58,900                  932
* Direct Focus, Inc.                               24,100                  917
* Ryan's Family Steak Houses, Inc.                 38,200                  917
* Pre-Paid Legal Services, Inc.                    31,500                  900
* Stewart Enterprises, Inc. Class A               143,600                  857
* CKE Restaurants Inc.                             95,800                  857
* Nautica Enterprises, Inc.                        56,400                  855
* Spanish Broadcasting System, Inc.                60,200                  816
* USA Networks, Inc.                               24,900                  791
* Service Corp. International                     148,600                  788
  International Flavors &
   Fragrances, Inc.                                21,800                  762
* PETsMART, Inc.                                   55,100                  747
  Media General, Inc. Class A                      11,100                  705
  Maytag Corp.                                     15,700                  695
* United Natural Foods, Inc.                       27,200                  678
* Action Performance Cos., Inc.                    13,600                  670
  Banta Corp.                                      18,400                  657
  NIKE, Inc. Class B                               10,600                  636
* Salton, Inc.                                     31,700                  629
* MPS Group, Inc.                                  71,500                  626
* Tuesday Morning Corp.                            30,000                  612
* Movie Gallery, Inc.                              34,750                  597
  R.R. Donnelley & Sons Co.                        18,300                  569
  Lone Star Steakhouse &
   Saloon, Inc.                                    27,000                  564
  Black & Decker Corp.                             11,600                  540
  The Pep Boys
   (Manny, Moe & Jack)                             31,700                  527
* Lands' End, Inc.                                 11,500                  516
* Circuit City Stores, Inc. -
   CarMax Group                                    19,900                  515
* Papa John's International, Inc.                  18,100                  505
* O'Reilly Automotive, Inc.                        15,600                  492
* Cumulus Media Inc.                               27,200                  487
  Kelly Services, Inc. Class A                     16,900                  477
* Daisytek International Corp.                     29,700                  473
  Wallace Computer Services, Inc.                  20,800                  420
* Toys R Us, Inc.                                  22,900                  411

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
* Hollywood Entertainment Corp.                    24,000      $           403
* 1-800-FLOWERS.COM, Inc.                          29,300                  399
* Acclaim Entertainment Inc.                       87,200                  396
* Group 1 Automotive, Inc.                         10,000                  390
* Alliance Gaming Corp.                            11,900                  363
* Lightbridge, Inc.                                31,200                  363
  Landry's Restaurants, Inc.                       15,300                  351
* Michaels Stores, Inc.                             9,200                  348
  American Woodmark Corp.                           5,400                  341
  Leggett & Platt, Inc.                            13,700                  340
* QRS Corp.                                        25,700                  303
* Midway Games Inc.                                22,400                  301
* ProQuest Co.                                      7,000                  301
* Consolidated Graphics, Inc.                      13,500                  269
  Movado Group, Inc.                                8,900                  195
* CSK Auto Corp.                                   17,700                  167
* Wackenhut Corrections Corp.                       9,400                  141
* Recoton Corp.                                    10,400                   47
  Spiegel, Inc. Class A                            22,900                   31
                                                                ----------------
                                                                        91,098
                                                                ----------------
CONSUMER STAPLES (6.4%)
  Philip Morris Cos., Inc.                        265,600               13,989
  Procter & Gamble Co.                             51,000                4,595
  R.J. Reynolds Tobacco
   Holdings, Inc.                                  26,300                1,703
  Tyson Foods, Inc.                               127,100                1,586
  Albertson's, Inc.                                47,200                1,564
  UST, Inc.                                        38,700                1,507
  Dole Food Co.                                    44,300                1,373
  SuperValu Inc.                                   47,200                1,218
  Universal Corp.                                  28,200                1,110
  ConAgra Foods, Inc.                              39,700                  963
  Kellogg Co.                                      25,200                  846
  Hormel Foods Corp.                               24,500                  670
* Constellation Brands, Inc. Class A               11,600                  638
  The Clorox Co.                                   13,300                  580
  Nash-Finch Co.                                   21,200                  578
* NBTY, Inc.                                       33,200                  566
  Sara Lee Corp.                                   26,300                  546
* American Italian Pasta Co.                        9,900                  449
  Dial Corp.                                       21,900                  395
* Del Monte Foods Co.                              33,000                  321
* Wild Oats Markets Inc.                           27,700                  234
  Standard Commercial Tobacco Co.                  10,800                  208
                                                                ----------------
                                                                        35,639
                                                                ----------------
FINANCIAL SERVICES (22.7%)
  Bank of America Corp.                           228,500               15,543
  Fannie Mae                                      135,800               10,848
  Wachovia Corp.                                  168,900                6,263
  Freddie Mac                                      57,100                3,618
  Loews Corp.                                      61,300                3,591

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
  National City Corp.                              94,800      $         2,916
  Allstate Corp.                                   74,200                2,803
  Bear Stearns Co., Inc.                           43,300                2,717
  FleetBoston Financial Corp.                      74,954                2,623
  Bank One Corp.                                   61,900                2,586
  Washington Mutual, Inc.                          73,179                2,424
  J.P. Morgan Chase & Co.                          66,550                2,372
  Sovereign Bancorp, Inc.                         165,000                2,318
  KeyCorp                                          81,600                2,175
  MGIC Investment Corp.                            31,200                2,135
  Morgan Stanley Dean
   Witter & Co.                                    31,000                1,777
  UnionBanCal Corp.                                39,800                1,752
  Ryder System, Inc.                               58,800                1,737
  Citigroup, Inc.                                  34,200                1,694
  UnumProvident Corp.                              58,100                1,623
  The PMI Group Inc.                               21,200                1,606
  Compass Bancshares Inc.                          51,600                1,593
  Fidelity National Financial, Inc.                58,740                1,549
  Stilwell Financial, Inc.                         62,500                1,531
  Regions Financial Corp.                          44,500                1,529
  Pacific Century Financial Corp.                  52,200                1,360
  H & R Block, Inc.                                29,000                1,289
  Nationwide Financial Services, Inc.              29,700                1,271
* Ohio Casualty Corp.                              64,700                1,225
  Comerica, Inc.                                   18,500                1,158
  Huntington Bancshares Inc.                       57,800                1,139
  Allmerica Financial Corp.                        25,100                1,127
  Radian Group, Inc.                               21,800                1,070
  Franklin Resources Corp.                         25,400                1,065
  Metris Cos., Inc.                                52,300                1,046
  Provident Financial Group, Inc.                  35,400                1,020
* United Rentals, Inc.                             35,900                  987
  CIGNA Corp.                                       9,600                  973
  John Nuveen Co. Class A                          17,200                  949
  Hudson United Bancorp                            29,600                  942
  Global Payments Inc.                             23,600                  865
* Conseco Inc.                                    233,500                  845
* PRG-Schultz International, Inc.                  60,000                  843
* CNA Financial Corp.                              28,300                  840
  The MONY Group Inc.                              20,700                  835
  HRPT Properties Trust REIT                       92,100                  829
  SouthTrust Corp.                                 31,300                  826
  Protective Life Corp.                            26,500                  826
  Deluxe Corp.                                     17,200                  796
  Torchmark Corp.                                  19,700                  794
* Interactive Data Corp.                           44,900                  788
  SunTrust Banks, Inc.                             11,800                  787
* Digital Insight Corp.                            28,100                  774
  Green Point Financial Corp.                      16,500                  721
  Progressive Corp. of Ohio                         4,000                  666

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
* S1 Corp.                                         42,800      $           661
* La Quinta Corp.                                  90,600                  648
  Annaly Mortgage
   Management Inc. REIT                            36,400                  618
  Union Planters Corp.                             12,800                  607
* Dun & Bradstreet Corp.                           15,000                  600
* BOK Financial Corp.                              17,538                  595
  Colonial BancGroup, Inc.                         38,500                  574
  American Financial Group, Inc.                   20,000                  574
  A.G. Edwards & Sons, Inc.                        13,000                  572
  SAFECO Corp.                                     17,400                  558
  Associated Banc-Corp.                            14,500                  551
  Countrywide Credit
   Industries, Inc.                                12,300                  550
  Commerce Group, Inc.                             14,200                  550
  BankAtlantic Bancorp, Inc.
   Class A                                         42,000                  546
  Astoria Financial Corp.                          18,000                  523
  Washington Federal Inc.                          21,542                  516
  Seacoast Financial Services Corp.                25,200                  496
  PNC Financial Services Group                      7,800                  480
  LandAmerica Financial Group, Inc.                13,500                  467
  iStar Financial Inc.                             15,400                  445
  Thornburg Mortgage, Inc.                         22,000                  441
  Doral Financial Corp.                            12,900                  438
  Provident Bankshares Corp.                       17,090                  410
  The South Financial Group, Inc.                  19,800                  403
* BankUnited Financial Corp.                       21,700                  325
  Capstead Mortgage Corp.                          16,600                  321
  American National Insurance Co.                   2,900                  274
  Entertainment Properties
   Trust REIT                                      11,700                  264
  Fremont General Corp.                            43,300                  264
  Dime Community Bancshares                         8,300                  256
  Boykin Lodging Co. REIT                          26,500                  246
  Horace Mann Educators Corp.                      10,000                  225
  Gold Banc Corp., Inc.                            25,000                  225
  Advanta Corp. Class A                            14,300                  182
  National Health Investors REIT                   10,700                  156
  Coastal Bancorp, Inc.                             4,500                  156
  WSFS Financial Corp.                              8,200                  149
  Sandy Spring Bancorp, Inc.                        3,750                  122
  Glacier Bancorp, Inc.                             5,200                  118
                                                                ----------------
                                                                       126,085
                                                                ----------------

HEALTH CARE (7.3%)
  Merck & Co., Inc.                               250,900               14,447
  Schering-Plough Corp.                           251,900                7,884
  Aetna Inc.                                       92,100                3,575
* Boston Scientific Corp.                         131,200                3,292
  Johnson & Johnson                                36,000                2,338
* Health Net Inc.                                  54,700                1,501

================================================================================
                                                                        MARKET
                                                                        VALUE*
U.S. VALUE FUND                                    SHARES                (000)
================================================================================
* IGEN International, Inc.                         21,300      $           807
  Mylan Laboratories, Inc.                         25,100                  739
  Mentor Corp.                                     20,100                  725
* Charles River Laboratories, Inc.                 22,700                  704
* INAMED Corp.                                     20,700                  681
  Bristol-Myers Squibb Co.                         16,300                  660
* Humana Inc.                                      44,400                  601
* Ocular Sciences, Inc.                            21,000                  588
* Sierra Health Services                           37,900                  496
* Bio-Rad Laboratories, Inc. Class A               11,400                  428
* Sola International Inc.                          24,700                  364
* Thoratec Corp.                                   31,300                  343
* Edwards Lifesciences Corp.                        9,300                  260
* Kendle International Inc.                        11,200                  208
                                                                ----------------
                                                                        40,641
                                                                ----------------
INTEGRATED OILS (2.0%)
  Marathon Oil Corp.                              135,900                3,914
  Conoco Inc.                                     117,500                3,429
  ExxonMobil Corp.                                 55,500                2,433
  Phillips Petroleum Co.                           19,300                1,212
                                                                ----------------
                                                                        10,988
                                                                ----------------
OTHER ENERGY (1.7%)
  Transocean Sedco Forex Inc.                      90,900                3,021
  Patina Oil & Gas Corp.                           40,300                1,270
  GlobalSanta Fe Corp.                             36,700                1,200
  Frontier Oil Corp.                               48,800                1,048
* Spinnaker Exploration Co.                        23,200                  966
* Stone Energy Corp.                               23,500                  911
* Tesoro Petroleum Corp.                           56,600                  795
                                                                ----------------
                                                                         9,211
                                                                ----------------
MATERIALS & PROCESSING (5.8%)
  E.I. du Pont de Nemours & Co.                    64,900                3,060
  PPG Industries, Inc.                             37,900                2,081
  Lafarge North America Inc.                       43,700                1,890
* Sealed Air Corp.                                 34,400                1,620
  United States Steel Corp.                        73,000                1,325
  Ashland, Inc.                                    28,500                1,297
  The Timken Co.                                   54,100                1,249
  Praxair, Inc.                                    20,400                1,220
  Sonoco Products Co.                              40,800                1,167
  AK Steel Corp.                                   80,100                1,145
  Engelhard Corp.                                  36,700                1,139
  Dow Chemical Co.                                 33,700                1,103
  Sherwin-Williams Co.                             38,400                1,094
  Newmont Mining Corp.                             34,300                  950
* Airgas, Inc.                                     39,600                  796
  Lubrizol Corp.                                   21,600                  751
  Georgia Gulf Corp.                               27,100                  728
  Harsco Corp.                                     18,200                  712
* Freeport-McMoRan Copper &
   Gold, Inc. Class B                              40,200                  708

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
  Bemis Co., Inc.                                  12,600      $           685
  Olin Corp.                                       35,200                  662
  Allegheny Technologies Inc.                      37,100                  614
  H.B. Fuller Co.                                  19,300                  578
  Lyondell Chemical Co.                            34,000                  565
  USEC Inc.                                        86,400                  553
* UCAR International, Inc.                         37,600                  534
  Worthington Industries, Inc.                     33,600                  516
  Ball Corp.                                        9,400                  444
  IMC Global Inc.                                  29,900                  441
  Louisiana-Pacific Corp.                          34,600                  372
  Wausau-Mosinee Paper Corp.                       28,500                  364
* URS Corp.                                        10,500                  333
* Griffon Corp.                                    17,700                  296
  Apogee Enterprises, Inc.                         24,000                  293
  Cleveland-Cliffs Iron Co.                        12,300                  271
* Oregon Steel Mills, Inc.                         33,900                  258
* Ivex Packaging Corp.                              9,800                  225
                                                                ----------------
                                                                        32,039
                                                                ----------------
PRODUCER DURABLES (5.3%)
* Xerox Corp.                                     440,800                4,739
  Pitney Bowes, Inc.                               53,000                2,268
  Northrop Grumman Corp.                           19,700                2,227
  Caterpillar, Inc.                                26,100                1,484
  Centex Corp.                                     27,900                1,449
  Ingersoll-Rand Co.                               27,200                1,361
  Lennar Corp.                                     25,300                1,335
* Toll Brothers, Inc.                              26,700                1,331
  D. R. Horton, Inc.                               32,932                1,242
  York International Corp.                         34,300                1,231
  MDC Holdings, Inc.                               28,431                1,228
  KB Home                                          27,900                1,211
  W.W. Grainger, Inc.                              17,900                1,006
  Cummins Inc.                                     19,700                  930
  Lockheed Martin Corp.                            15,700                  904
  Pulte Homes, Inc.                                18,800                  900
  Deere & Co.                                      19,300                  879
  Milacron Inc.                                    45,900                  670
  Cooper Industries, Inc.                          15,900                  667
  General Cable Corp.                              33,800                  483
* Rayovac Corp.                                    29,600                  457
  NACCO Industries, Inc. Class A                    6,500                  431
* MICROS Systems, Inc.                             15,800                  402
  Kennametal, Inc.                                  9,400                  380
* Champion Enterprises, Inc.                       44,100                  353
                                                                ----------------
                                                                        29,568
                                                                ----------------
TECHNOLOGY (8.8%)
  Intel Corp.                                     287,900                8,755
* Oracle Corp.                                    628,800                8,049
  Raytheon Co.                                     86,900                3,567

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
  Computer Associates
   International, Inc.                             93,300      $         2,042
  Motorola, Inc.                                  135,300                1,921
* Ceridian Corp.                                   81,700                1,801
* Ingram Micro, Inc. Class A                      106,700                1,766
* National Semiconductor Corp.                     50,600                1,705
* Compuware Corp.                                 123,500                1,594
* Adaptec, Inc.                                   105,300                1,408
* Microsoft Corp.                                  20,900                1,260
* Apple Computer, Inc.                             47,200                1,117
* Perot Systems Corp.                              54,200                1,081
* Symantec Corp.                                   22,600                  931
* Fairchild Semiconductor Corp.                    32,000                  915
* Altera Corp.                                     41,200                  901
* Storage Technology Corp.                         38,000                  815
* Intergraph Corp.                                 43,500                  766
* Avant! Corp.                                     38,100                  763
* Network Associates, Inc.                         30,300                  733
* Keane, Inc.                                      36,800                  627
  Inter-Tel, Inc.                                  33,800                  624
  Rockwell Automation, Inc.                        30,700                  616
* Gartner, Inc. Class A                            46,200                  596
* Zoran Corp.                                      13,400                  585
  Lucent Technologies, Inc.                       110,900                  525
* Zebra Technologies Corp. Class A                  9,400                  508
* CACI International, Inc.                         13,800                  484
* InterVoice-Brite, Inc.                           59,300                  380
* Ciber, Inc.                                      41,200                  377
* Kroll Inc.                                       22,200                  370
* Advanced Fibre
   Communications, Inc.                            19,200                  368
* Sykes Enterprises, Inc.                          37,500                  363
  Harris Corp.                                     10,000                  359
* Pomeroy Computer Resources, Inc.                 10,600                  161
  Hewlett-Packard Co.                               3,800                   68
* BMC Software, Inc.                                1,900                   37
                                                                ----------------
                                                                        48,938
                                                                ----------------
UTILITIES (11.4%)
  AT&T Corp.                                    1,310,000               20,567
  Verizon Communications                          135,402                6,181
  Sprint Corp.                                    244,200                3,734
* WorldCom, Inc.-WorldCom Group                   432,800                2,917
  SBC Communications Inc.                          64,600                2,419
* PG&E Corp.                                       89,800                2,116
  Public Service Enterprise
   Group, Inc.                                     37,500                1,717
  Energy East Corp.                                76,300                1,660
* Edison International                             93,300                1,563
  Consolidated Edison Inc.                         34,600                1,450
  TXU Corp.                                        24,600                1,341
  Potomac Electric Power Co.                       56,400                1,317

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
  FPL Group, Inc.                                  21,300      $         1,268
  ONEOK, Inc.                                      54,800                1,143
  Puget Energy, Inc.                               54,900                1,141
  OGE Energy Corp.                                 46,500                1,115
  PNM Resources Inc.                               35,200                1,079
  FirstEnergy Corp.                                30,757                1,064
* Comcast Corp.-Special Class A                    29,700                  993
* AT&T Wireless Services Inc.                     101,000                  904
  Cinergy Corp.                                    24,100                  862
  Western Resources, Inc.                          43,500                  746
  Ameren Corp.                                     17,100                  731
  DQE Inc.                                         31,000                  661
  DTE Energy Co.                                   14,400                  655
  Entergy Corp.                                    14,600                  634
  Pinnacle West Capital Corp.                      13,600                  617
  CMS Energy Corp.                                 26,600                  602
  Southern Co.                                     19,300                  511
  Avista Corp.                                     32,600                  506
  SCANA Corp.                                      13,300                  407
  Wisconsin Energy Corp.                           13,200                  328
  Northwestern Corp.                               14,800                  326
                                                                ----------------
                                                                        63,275
                                                                ----------------

OTHER (2.8%)
  Honeywell International Inc.                    105,200                4,026
  Lancaster Colony Corp.                           47,100                1,745
  Johnson Controls, Inc.                           17,300                1,528
* Berkshire Hathaway Inc. Class B                     610                1,445
* McDermott International, Inc.                    91,900                1,429
  Tyco International Ltd.                          44,200                1,429
  Brunswick Corp.                                  37,500                1,024
* FMC Corp.                                        22,500                  943
  Textron, Inc.                                    15,700                  802
  Eaton Corp.                                       7,600                  615
  Trinity Industries, Inc.                         19,200                  467
  GenCorp, Inc.                                    21,900                  344
                                                                ----------------
                                                                        15,797
                                                                ----------------
================================================================================
TOTAL COMMON STOCKS
 (Cost $493,271)                                                       544,243
================================================================================

================================================================================
                                                     FACE               MARKET
                                                   AMOUNT               VALUE*
U.S. VALUE FUND                                     (000)                (000)
================================================================================
TEMPORARY CASH INVESTMENTS (3.7%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2) 1.82%, 6/6/2002                                $1,900      $         1,894
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.91%, 4/1/2002--Note G                             9,126                9,126
1.92%, 4/1/2002                                     9,592                9,592
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $20,612)                                                         20,612
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
 (Cost $513,883)                                                       564,855
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    10,506
Liabilities--Note G                                                    (20,069)
                                                                ----------------
                                                                        (9,563)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 46,059,044 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                             $555,292
================================================================================
NET ASSET VALUE PER SHARE                                               $12.06
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.6% and 3.1%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


================================================================================
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $ 503,659               $10.94
Undistributed Net
 Investment Income                                  1,062                  .02
Accumulated Net Realized Losses                      (387)                (.01)
Unrealized Appreciation
 (Depreciation)--Note F
  Investment Securities                            50,972                 1.11
  Futures Contracts                                   (14)                  --
--------------------------------------------------------------------------------
NET ASSETS                                       $555,292               $12.06
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                 U.S. VALUE FUND
                                                 SIX MONTHS ENDED MARCH 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 3,767
 Interest                                                                  246
 Security Lending                                                           44
--------------------------------------------------------------------------------
  Total Income                                                           4,057
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                545
  Performance Adjustment                                                    54
 The Vanguard Group--Note C
  Management and Administrative                                            527
  Marketing and Distribution                                                24
Custodian Fees                                                               2
Auditing Fees                                                                6
Shareholders' Reports                                                       12
--------------------------------------------------------------------------------
  Total Expenses                                                         1,170
  Expenses Paid Indirectly--Note D                                          (1)
--------------------------------------------------------------------------------
  Net Expenses                                                           1,169
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    2,888
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             (1,503)
 Futures Contracts                                                       3,084
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 1,581
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  60,081
 Futures Contracts                                                        (870)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        59,211
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $63,680
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

============================================================================================================
                                                                                   U.S. VALUE FUND
------------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS                   YEAR
                                                                               ENDED                  ENDED
                                                                       MAR. 31, 2002         SEPT. 30, 2001
                                                                               (000)                  (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                       $ 2,888                $ 2,375
 Realized Net Gain (Loss)                                                      1,581                 (1,967)
 Change in Unrealized Appreciation (Depreciation)                             59,211                (11,625)
------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations            63,680                (11,217)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                        (3,719)                  (744)
 Realized Capital Gain                                                            --                     --
------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         (3,719)                  (744)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                                                      257,721                261,929
 Issued in Lieu of Cash Distributions                                          3,324                    718
 Redeemed                                                                    (48,969)               (35,627)
------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions                   212,076                227,020
------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                                    272,037                215,059
------------------------------------------------------------------------------------------------------------
Net Assets
 Beginning of Period                                                         283,255                 68,196
------------------------------------------------------------------------------------------------------------
 End of Period                                                              $555,292               $283,255
------------------------------------------------------------------------------------------------------------
1Shares Issued (Redeemed)
 Issued                                                                       22,956                 23,953
 Issued in Lieu of Cash Distributions                                            291                     64
 Redeemed                                                                      (4,273)               (3,221)
------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                              18,974                 20,796
============================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. VALUE FUND
================================================================================================================
                                                             SIX MONTHS ENDED        YEAR ENDED       JUNE 5* TO
                                                                     MAR. 31,         SEPT. 30,        SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                           2002              2001             2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.46            $10.84           $10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                    .05               .11              .04
 Net Realized and Unrealized Gain (Loss) on Investments                  1.65              (.41)             .80
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.70              (.30)             .84
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (.10)             (.08)              --
 Distributions from Realized Capital Gains                                 --                --               --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (.10)             (.08)              --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $12.06            $10.46           $10.84
================================================================================================================
TOTAL RETURN                                                           16.30%            -2.82%            8.18%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                    $555              $283              $68
 Ratio of Total Expenses to Average Net Assets                        0.54%**             0.51%          0.58%**
 Ratio of Net Investment Income to Average Net Assets                 1.33%**             1.67%          2.08%**
 Portfolio Turnover Rate                                                46%**               54%              18%
================================================================================================================

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Index. For the six months ended March 31, 2002, the investment advisory fee represented an effective annual rate of 0.225% of the fund's average net assets before an increase of $54,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $92,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

E. During the six months ended March 31, 2002, the fund purchased $386,721,000 of investment securities and sold $93,144,000 of investment securities other than temporary cash investments.

     At September 30, 2001, the fund had available realized losses of $1,153,000 to offset future net capital gains of $308,000 through September 30, 2009, and $845,000 through September 30, 2010.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $50,972,000, consisting of unrealized gains of $70,139,000 on securities that had risen in value since their purchase and $19,167,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized depreciation were:

================================================================================
                                                            (000)
--------------------------------------------------------------------------------
                                           Aggregate                 Unrealized
                        Number of         Settlement               Appreciation
Futures Contracts    Long Contracts            Value             (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index             12                 $3,448                   $(14)
================================================================================

G. The market value of securities on loan to broker/dealers at March 31, 2002, was $8,110,000, for which the fund held cash collateral of $9,126,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:
* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you. All Vanguard shareholders can choose to receive our electronic newsletters: ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
    JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1242 052002